Exhibit 4.16

CONFIDENTIAL TREATMENT REQUESTED

INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS

BEEN REQUESTED IS OMITTED AND NOTED WITH

“****”.

AN UNREDACTED VERSION OF THE DOCUMENT

HAS ALSO BEEN PROVIDED TO THE

SECURITIES AND EXCHANGE COMMISSION.

A330neo

PURCHASE AGREEMENT

BETWEEN

AIRBUS S.A.S.

as Seller

AND

AVOLON AEROSPACE LEASING LIMITED

as Buyer

CONTENTS

CLAUSES	TITLES

0	DEFINITIONS AND INTERPRETATION

1	SALE AND PURCHASE

2	SPECIFICATION

3	PRICES

4	PRICE REVISION

5	PAYMENTS

6	MANUFACTURE PROCEDURE - INSPECTION

7	CERTIFICATION

8	TECHNICAL ACCEPTANCE

9	DELIVERY

10	EXCUSABLE DELAY

11	NON-EXCUSABLE DELAY

12	WARRANTIES AND SERVICE LIFE POLICY

13	PATENT AND COPYRIGHT INDEMNITY

14	TECHNICAL DATA AND SOFTWARE SERVICES

15	SELLER REPRESENTATIVES SERVICES

16	TRAINING SUPPORT AND SERVICES

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

18	BUYER FURNISHED EQUIPMENT

19	INDEMNIFICATION AND INSURANCE

20	TERMINATION

21	ASSIGNMENTS AND TRANSFERS

22	MISCELLANEOUS PROVISIONS

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 2/81

CONTENTS

EXHIBITS	TITLES

Exhibit A	SPECIFICATION

Exhibit B	B-1: FORM OF A SPECIFICATION CHANGE NOTICE
B-2: FORM OF A MANUFACTURER’S SPECIFICATION CHANGE NOTICE

Exhibit C	AIRCRAFT PRICE REVISION FORMULA

Exhibit D	FORM OF CERTIFICATE OF ACCEPTANCE

Exhibit E	FORM OF BILL OF SALE

Exhibit F	SERVICE LIFE POLICY – LIST OF ITEMS

Exhibit G	TECHNICAL DATA INDEX

Exhibit H	MATERIAL SUPPLY AND SERVICES

Exhibit I	LICENSES AND ON LINE SERVICES

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 3/81

A330neo PURCHASE AGREEMENT

This A330neo Purchase Agreement (the “Agreement”) is made 23 December 2014.

BETWEEN:

AIRBUS S.A.S., a société par actions simplifiée, created and existing under French law having its registered office at 1 Rond-Point Maurice Bellonte, 31707 Blagnac-Cedex, France and registered with the Toulouse Registre du Commerce under number RCS Toulouse 383 474 814 (the “Seller”),

and

AVOLON AEROSPACE LEASING LIMITED, a company incorporated and existing under laws of Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Road, Ballsbridge Dublin 4, Ireland (the “Buyer”).

hereinafter each individually referred to as a “Party” and collectively as the “Parties”.

WHEREAS subject to the terms and conditions of this Agreement, the Seller desires to sell the Aircraft to the Buyer and the Buyer desires to purchase the Aircraft from the Seller.

NOW THEREFORE IT IS AGREED AS FOLLOWS:

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 4/81

0	DEFINITIONS AND INTERPRETATION

0.1	In addition to words and terms elsewhere defined in this Agreement, the initially capitalized words and terms used in this Agreement shall have the meaning set out below.

Affiliate means with respect to any person or entity, any other person or entity directly or indirectly controlling, controlled by or under common control with such person or entity.

AirbusWorld corresponds to the Seller’s customer portal as further defined in Part 2 of Exhibit I.

Aircraft means individually or collectively an Airbus A330-800neo Aircraft or A330-900neo Aircraft, as applicable, delivered or to be delivered under this Agreement, including the Airframe, the Propulsion Systems, and any part, component, furnishing or equipment installed on the Aircraft on Delivery.

Aircraft Training Services means any flight support services including but not limited to any and all training courses, flight training, flight assistance, line training, line assistance and more generally all flights of any kind performed by the Seller, its agents, employees or subcontractors, and maintenance support, maintenance training (including Practical Training), training support of any kind performed on aircraft and provided to the Buyer pursuant to this Agreement.

Airframe means the Aircraft excluding the Propulsion Systems.

Aircraft Base Price has the meaning set out in Clause 3.1.

Aircraft Price Revision Formula is set out in Exhibit C.

Aviation Authority means when used in respect of any jurisdiction the government entity, which under the laws of such jurisdiction has control over civil aviation or the registration, airworthiness or operation of aircraft in such jurisdiction and shall, where the context so requires, include the relevant authorities in the state in which the Aircraft will be registered if the Aircraft will be registered in a different country to the Operator’s jurisdiction.

A330-200 Standard Specification means the A330-200 standard specification document Number G.000.02000, Issue 6.0, dated 31st July 2014.

A330-300 Standard Specification means the A330-300 standard specification document Number G.000.03000, Issue 9.0, dated 31st July 2014.

A330 Standard Specification means individually or collectively the A330-200 Standard Specification or the A330-300 Standard Specification, as applicable.

A330-800neo Aircraft or A330-800neo means an A330-200 type aircraft incorporating the New Engine Option Changes and delivered under this Agreement.

A330-900neo Aircraft or A330-900neo means an A330-300 type aircraft incorporating the New Engine Option Changes and delivered under this Agreement.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 5/81

A330neo Aircraft or A330neo means individually or collectively the A330-800neo Aircraft or the A330-900neo Aircraft.

A330-800neo Standard Specification has the meaning set out in Clause 2.1.2.1.

A330-900neo Standard Specification has the meaning set out in Clause 2.1.2.1.

A330neo Standard Specification means individually or collectively the A330-800neo Standard Specification or the A330-900neo Standard Specification, as applicable.

Balance of Final Price has the meaning set out in Clause 5.4.1.

Bill of Sale has the meaning set out in Clause 9.2.2.

Business Day means a day, other than a Saturday or Sunday, on which business of the kind contemplated by this Agreement is carried on in France, in Germany and in Ireland or, where used in relation to a payment, which is a day on which banks are open for business in France, in Germany, in Ireland and in New York, as appropriate.

Buyer Furnished Equipment or BFE has the meaning set out in Clause 18.1.1.

Certificate of Acceptance has the meaning set out in Clause 8.3.

Contractual Definition Freeze or CDF has the meaning set out in Clause 2.4.2.

Customization Milestones Chart has the meaning set out in Clause 2.4.1.

Declaration of Design and Performance or DDP means the documentation provided by an equipment manufacturer guaranteeing that the corresponding equipment meets the requirements of the Specification, the interface documentation as well as all the relevant certification requirements.

Delivery means the transfer of title to the Aircraft from the Seller to the Buyer in accordance with Clause 9.

Delivery Date means the date on which Delivery shall occur.

Delivery Location means the facilities of the Seller in **** .

Development Changes has the meaning set out in Clause 2.2.2

Excusable Delay has the meaning set out in Clause 10.1.

Export Airworthiness Certificate and/or Statement of Conformity means an export certificate of airworthiness and/or a statement of conformity issued by the Aviation Authority of the Delivery Location, as applicable.

Final Price has the meaning set out in Clause 3.2.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 6/81

General Terms and Conditions or GTC means the General Terms and Conditions of Access to and Use of AirbusWorld set out in Part 2 to Exhibit I.

Goods and Services means any goods and services that may be purchased by the Buyer from the Seller, excluding Aircraft.

Gross Negligence means any act or omission done with intent to cause damage or recklessly and with knowledge that damage would probably result.

Ground Training Services means all training courses performed in classrooms, full flight simulator sessions, fixed base simulator sessions, field trips and any other services provided to the Buyer on the ground pursuant to this Agreement and which are not Aircraft Training Services.

LIBOR means ****.

Manufacture Facilities means the various manufacture facilities of the Seller, its Affiliates or any sub-contractor, where the Airframe or its parts are manufactured or assembled.

Manufacturer Specification Change Notice or MSCN has the meaning set out in Clause 2.2.2.1.

Material has the meaning set out in Clause 1.2 of Exhibit H.

NEO Specification Freeze has the meaning set out in Clause 2.1.2.1.

New Engine Option or NEO has the meaning set out in Clause 2.1.2.1.

New Engine Option Changes has the meaning set out in Clause 2.1.2.1.

Non-Excusable Delay has the meaning set out in Clause 11.1.

Operator-means a) the first operator of the Aircraft at Delivery which benefits from an assignment of Buyer’s rights under clause 21.1.3, or b) an operator that has entered into a participation agreement with the Buyer in respect of an Aircraft before such Aircraft’s Delivery or c) or such other operator as the Seller may agree to in writing.

Option Catalogues means the Seller’s catalogues of specification change options.

Predelivery Payment means the payment(s) determined in accordance with Clause 5.3.

Propulsion Systems has the meaning set out in Clause 2.3.

Propulsion Systems Manufacturer means Rolls-Royce plc.

Ready for Delivery means the time when (i) the Technical Acceptance Process has been successfully completed and (ii) the Export Airworthiness Certificate and/or Statement of Conformity (as applicable) has been issued or is eligible for issuance.

Scheduled Delivery Month has the meaning set out in Clause 9.1.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 7/81

Scheduled Delivery Quarter has the meaning set out in Clause 9.1

Scheduled Delivery Year has the meaning set out in Clause 9.1.

Seller Furnished Equipment or SFE corresponds to items of equipment that are identified in the Specification as being furnished by the Seller.

Seller Representatives means the representatives of the Seller referred to in Clause 15.

Seller Representatives Services means the services provided by the Seller to the Buyer and from the Buyer to the Seller pursuant to Clause 15.

Seller Service Life Policy has the meaning set out in Clause 12.2.

Sharklets means a new large wingtip device, designed to enhance the eco-efficiency and payload range performance of the A330neo aircraft type, and which are fitted on the A330neo Aircraft and are part of the New Engine Option Changes.

Spare Parts means the items of equipment and material that may be provided pursuant to Exhibit H.

Specification Change Notice or SCN means an agreement in writing between the parties to amend the Specification pursuant to Clause 2.

Specification means either (a) the Standard Specification if no SCNs are applicable or (b) if SCNs are issued, the Standard Specification as amended by all applicable SCNs.

Standard Specification means, individually or collectively the A330neo Standard Specification(s).

Supplier has the meaning set out in Clause 12.3.1.1.

Supplier Part has the meaning set out in Clause 12.3.1.2.

Supplier Product Support Agreement has the meaning set out in Clause 12.3.1.3.

SPSA Application means the application on AirbusWorld, which provides the Buyer with access to the Supplier Product Support Agreements.

Technical Data has the meaning set out in Clause 14.1.

Total Loss has the meaning set out in Clause 10.4.

Type Certificate has the meaning set out in Clause 7.1.

Warranted Part has the meaning set out in Clause 12.1.1.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 8/81

0.2	Clause headings and the Index are inserted for convenience of reference only and shall be ignored in the interpretation of this Agreement.

0.3	In this Agreement unless the context otherwise requires:

(a)	references to Clauses, Appendices and Exhibits are to be construed as references to the Clauses of, and Appendices and Exhibits to this Agreement and references to this Agreement include its Schedules, Exhibits and Appendices;

(b)	words importing the plural shall include the singular and vice versa; and

(c)	references to a person shall be construed as including, without limitation, references to an individual, firm, company, corporation, unincorporated body of persons and any state or agency of a state.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 9/81

1	SALE AND PURCHASE

The Seller shall sell and deliver and the Buyer shall buy and take delivery of **** A330neo Aircraft on the Delivery Date at the Delivery Location upon the terms and conditions contained in this Agreement.

2	SPECIFICATION

2.1	Aircraft Specification

2.1.1	A330neo Aircraft Standard Specification

The A330neo Aircraft specification is based on a combination of the standard specification(s) set forth hereunder (each an “A330 Standard Specification”) and the New Engine Option Changes as set out in Clause 2.1.2 below.

Aircraft Type	Provisional Standard Specification Document Reference
A330-800neo	A330-200 Standard Specification G.000.02000, Issue 6.0, dated 31st July 2014
A330-900neo	A330-300 Standard Specification G.000.03000, Issue 9.0, dated 31st July 2014

2.1.2	New Engine Option

2.1.2.1	****

****

****

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 10/81

2.1.2.2	A330neo Aircraft Weights

The New Engine Option Changes shall modify the basic design weights of the respective A330 Standard Specifications, as set forth in paragraph(s) § 03-20.01.00 thereof, as follows:

	A330-800neo	A330-900neo

MTOW (“Maximum Take-off Weight”)	****	****

MLW (“Maximum Landing Weight”)	****	****

MZFW (“Maximum Zero Fuel Weight”)	****	****

(*)	****

The estimated basic Manufacturer’s Weight Empty (“MWE”) of the respective A330 Standard Specifications, as set forth in paragraph(s) § 13-10.01.00 thereof, shall be modified by the New Engine Option Changes as follows:

A330-800neo	A330-900neo
****	****

It is agreed and understood that all of the weights set forth in this Clause 2.1.2.2 are current development targets and may be updated upon NEO Specification Freeze of the respective A330neo aircraft types.

2.1.2.3	Upon their respective issuance, the A330-800neo Standard Specification and the A330-900neo Standard Specification shall each automatically supersede the combination of the respective A330 Standard Specifications and the corresponding New Engine Option Changes. The A330-800neo Aircraft and the A330-900neo Aircraft shall be manufactured in accordance with Issue 1 of their respective A330neo Standard Specifications.

2.2	Specification Amendment

The parties understand and agree that the A330neo Standard Specification(s) may be amended following signature of this Agreement in accordance with the terms of this Clause 2.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 11/81

2.2.1	Specification Change Notice

The Specification may be amended by written agreement between the parties in a Specification Change Notice (SCN). Each SCN shall be substantially in the form set out in Exhibit B1 and shall set out the SCN’s Aircraft embodiment rank and shall also set forth, in detail, the particular change to be made to the Specification and the effect, if any, of such change on design, performance, weight, Delivery Date of the Aircraft affected thereby and on the text of the Specification. An SCN may result in an adjustment of the Aircraft Base Price, which adjustment, if any, shall be specified in the SCN.

2.2.2	Development Changes

The Specification may also be amended to incorporate changes deemed necessary by the Seller to improve the Aircraft, prevent delay or ensure compliance with this Agreement (“Development Changes”), as set forth in this Clause 2.

2.2.2.1	Manufacturer Specification Changes Notices

2.2.2.1.1	The Specification may be amended by the Seller through a Manufacturer Specification Change Notice (“MSCN”), which shall be substantially in the form set out in Exhibit B2 hereto and shall set out the MSCN’s Aircraft embodiment rank as well as, in reasonable detail, the particular change to be made to the Specification and the effect, if any, of such change on performance, weight, Aircraft Base Price, Delivery Date of the Aircraft affected thereby and interchangeability or replaceability requirements under the Specification.

2.2.2.1.2	Except when the MSCN is necessitated by an Aviation Authority directive or by equipment obsolescence, in which case the MSCN shall be accomplished without requiring the Buyer’s consent, if the MSCN adversely affects the performance, weight, Aircraft Base Price, Delivery Date of the Aircraft affected thereby or the interchangeability or replaceability requirements under the Specification, the Seller shall notify the Buyer of a reasonable period of time during which the Buyer must accept or reject such MSCN. If the Buyer does not notify the Seller of the rejection of the MSCN within such period, the MSCN shall be deemed accepted by the Buyer and the corresponding modification shall be accomplished.

****

****

2.2.2.2	In the event of the Seller revising the Specification to incorporate Development Changes which have no adverse effect on any of the elements as set forth in 2.2.2.1 above, such revision shall be performed by the Seller without the Buyer’s consent.

In such cases, the Buyer shall have access to the details of such changes through the relevant application in AirbusWorld.

2.3	Propulsion Systems

The A330neo Aircraft shall be equipped with a set of two (2) Rolls-Royce Trent 7000 engines (the “Propulsion Systems”), with an Airbus Equivalent Thrust (AET) of 72,600lbf.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 12/81

It is agreed and understood that the above thrust rating may be updated at any time until NEO Specification Freeze.

The above-mentioned Propulsion Systems designation is based upon information received from the Propulsion Systems Manufacturer and remains subject to any modification that might be imposed by the Propulsion Systems Manufacturer on the Seller and/or the Buyer.

2.4	Milestones

2.4.1	Customization Milestones Chart

Within a reasonable period following signature of this Agreement, the Seller shall provide the Buyer with a customization milestones chart (the “Customization Milestone Chart”), setting out how far in advance of the Scheduled Delivery Month of the Aircraft an SCN must be executed in order to integrate into the Specification any items requested by the Buyer from the Seller’s Option Catalogues.

2.4.2	Contractual Definition Freeze

The Customization Milestone Chart shall in particular define the date(s) by which the contractual definition of the Aircraft must be finalized and all SCNs need to have been executed by the Buyer (the “Contractual Definition Freeze” or “CDF”) in order to enable their incorporation into the manufacturing of the Aircraft and Delivery of the Aircraft in the Scheduled Delivery Month. Each such date shall be referred to as a “CDF Date”.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 13/81

3	PRICES

3.1	Aircraft Base Price

3.1.1	The Aircraft Base Price is the sum of:

****

****

****

****

****

****

3.1.2	The Aircraft Base Price has been established in accordance with the average economic conditions prevailing in December 2012, January 2013 and February 2013 and corresponding to a theoretical delivery in January 2014 - (the “Base Period”).

3.1.3	****

3.2	Final Price

The Final Price of each Aircraft shall be the sum of:

(i)	the Aircraft Base Price as revised as of the Delivery Date in accordance with Clause 4; plus

(ii)	the aggregate of all increases or decreases to the Aircraft Base Price as agreed in any Specification Change Notice or part thereof applicable to the Aircraft subsequent to the date of this Agreement as revised as of the Delivery Date in accordance with Clause 4; plus

(iii)	any other amount due by the Buyer to the Seller pursuant to this Agreement and/or any other written agreement between the Buyer and the Seller with respect to the Aircraft.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 14/81

4.	PRICE REVISION

The Aircraft Base Price is subject to revision in accordance with the Aircraft Price Revision Formula up to and including the Delivery Date as set forth in Exhibit C

5	PAYMENTS

5.1	Seller’s Account

The Buyer shall pay the Predelivery Payments, the Balance of Final Price and/or any other amount due by the Buyer to the Seller, to the Seller’s account:

Beneficiary Name: AIRBUS

account identification: ****

with:

****

SWIFT: ****

ABA: ****

****

or to such other account as may be designated by the Seller.

5.2	Commitment Fee

****

5.3	Predelivery Payments

5.3.1	The Buyer shall pay Predelivery Payments to the Seller calculated on the predelivery payment reference price of each Aircraft. The predelivery payment reference price is determined by the following formula:

****

****

****

****

****

****

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 15/81

5.3.2	Such Predelivery Payments shall be made in accordance with the following schedule:

DUE DATE OF PAYMENTS	PERCENTAGE OF PREDELIVERY PAYMENT REFERENCE PRICE

****	****	%

****

****	****	%

****	****	%

****	****	%

****	****	%

****	****	%

Total Payment prior to Delivery	****	%

In the event of the above schedule resulting in any Predelivery Payment falling due prior to the date of signature of the Agreement, such Predelivery Payments shall be made upon signature of this Agreement.

Within **** days after the date of this Agreement, the Seller shall provide the Buyer with a detailed Predelivery Payment schedule including amounts and due dates in respect of all Predelivery Payments payable under this Agreement.

5.3.3	Any Predelivery Payment received by the Seller shall constitute an instalment in respect of the Final Price of the Aircraft. The Seller shall be entitled to hold and use any Predelivery Payment as absolute owner thereof, ****.

5.3.4	****

5.3.5	Specification Change Notice Predelivery Payments

The Seller shall be entitled to request Predelivery Payments for each SCN executed after signature of this Agreement:

(i)	for each SCN executed prior to the first day of the **** prior to the Scheduled Delivery Month, this Predelivery Payment shall correspond to a percentage of the SCN price equal to the total percentage of Predelivery Payments as defined in Clause 5.3.2 above and shall be paid on the first day of the**** ****month prior to the Scheduled Delivery Month;

(ii)	for each SCN executed between **** prior to the Scheduled Delivery Month, this Predelivery Payment shall amount to **** of the SCN price and for each SCN executed between **** prior to the Scheduled Delivery Month this payment shall amount to **** of the SCN price;

these payments shall be paid on the first day of the **** prior to the Scheduled Delivery Month;

(iii)	each of the above Predelivery Payments shall constitute an instalment towards the Final Price of the corresponding Aircraft.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 16/81

5.4	Balance of Final Price

5.4.1	The Balance of Final Price payable by the Buyer to the Seller on the Delivery Date shall be the Final Price less the amount of Predelivery Payments received by the Seller on or before the Delivery Date.

5.4.2	Upon receipt of the Seller’s invoice, and immediately prior to Delivery, provided the Aircraft is Ready for Delivery, the Buyer shall pay to the Seller the Balance of Final Price.

5.5	Other Charges

Unless expressly stipulated otherwise, any other charges due under this Agreement other than those set out in Clauses 5.2, 5.3 and 5.4 shall be paid by the Buyer at the same time as payment of the Balance of Final Price or, if invoiced after the Delivery Date, within **** after the invoice date.

5.6	Method of Payment

5.6.1	All payments provided for in this Agreement shall be made in United States Dollars (USD) in immediately available funds.

5.6.2	All payments due to the Seller hereunder shall be made in full, without set-off, counterclaim, deduction or withholding of any kind (other than any credits made available by the Seller that are capable of being applied and are actually applied towards the reduction of amounts due under this Agreement). Consequently, the Buyer shall procure that the sums received by the Seller under this Agreement shall be equal to the full amounts expressed to be due to the Seller hereunder, without deduction or withholding on account of and free from any and all taxes, levies, imposts, dues or charges of whatever nature. If the Buyer is compelled by law to make any such deduction or withholding the Buyer shall pay such additional amounts as may be necessary in order that the net amount received by the Seller after such deduction or withholding shall be equal to the amounts which would have been received in the absence of such deduction or withholding and pay to the relevant taxation or other authorities within the period for payment permitted by applicable law, the full amount of the deduction or withholding.

If in relation to additional amounts paid by the Buyer pursuant to Clause 5.6.2, the Seller in good faith determines that it has actually received a credit against, or relief or remission for, or repayment of, any taxes, levies, imposts, dues or charges of whatever nature paid or payable by the Seller in respect of or calculated with reference to the deduction or withholding giving rise to such payment, the Seller shall, to the extent that it can do so without prejudice to the retention of the amount of such credit relief, remission or repayment and without leaving the Seller in any worse position than that in which it would have been had such deduction or withholding not been required to be made, pay to the Buyer such amount as the Seller shall in good faith have determined to be attributable to the relevant deduction or withholding.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 17/81

5.7	Overdue Payments

If any payment due to the Seller under this Agreement including but not limited to any Predelivery Payment, commitment fee, option fee for the Aircraft as well as any payment due to the Seller for any spare parts, data, documents, training and services, is not received on the due date, without prejudice to the Seller’s other rights under this Agreement and at law, the Seller shall be entitled to claim from the Buyer, and the Buyer shall promptly pay to the Seller upon receipt of such claim, an agreed fixed amount destined to compensate the Seller for the negative consequences, costs, losses and expenses, that the Seller may suffer as a result of such late payment. The amount of such compensation shall be calculated at the rate equal to **** on the amount of such overdue payment, counting from and including the due date of payment up to and including the date when the payment is received by the Seller.

****

5.8	Taxes

5.8.1	The amounts stated in this Agreement to be payable by the Buyer are exclusive of value added tax (“VAT”) chargeable under the laws of the Delivery Location and accordingly the Buyer shall pay any VAT chargeable in respect of supplies to the Buyer as contemplated by this Agreement.

5.8.2	The Seller shall pay all other taxes, duties or similar charges of any nature whatsoever levied, assessed, charged or collected for or in connection with the manufacture, assembly, sale and delivery under this Agreement of any of the Aircraft, services provided, instructions and data delivered or furnished hereunder provided that, in the case of charges relating only to the sale and Delivery of the Aircraft to the Buyer, such charges have been promulgated and are enforceable under the laws of the Delivery Location or the state of incorporation of the Seller.

5.8.3	The Buyer shall bear **** the costs of and pay any and all taxes, duties or similar charges of any nature whatsoever relating to the Agreement not assumed by the Seller under sub-Clause 5.8.2 including but not limited to any duties or taxes due upon or in relation to the importation or registration of the Aircraft in the Buyer’s or Operator’s country and/or any withholdings or deductions levied or required in the Buyer’s country in respect of the payment to the Seller of any amount due by the Buyer hereunder, but excluding any tax on Seller´s net income.

5.8.4	****

5.9	Proprietary Interest

The Buyer shall not, by virtue of anything contained in this Agreement (including, without limitation, any Predelivery Payments hereunder, or any designation or identification by the Seller of a particular aircraft as an Aircraft to which any of the provisions of this Agreement refers) acquire any proprietary, insurable or other interest whatsoever in any Aircraft before Delivery of and payment for such Aircraft, as provided in this Agreement.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 18/81

5.10	Cross-Collateralisation

5.10.1	****

****

****

****

5.10.2	****

****

5.10.3	****

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 19/81

6	MANUFACTURE PROCEDURE – INSPECTION

6.1	Manufacture Procedure

The Airframe shall be manufactured in accordance with the relevant requirements of the laws of the jurisdiction of incorporation of the Seller or of its relevant Affiliate as enforced by the Aviation Authority of such jurisdiction.

6.2	Inspection

6.2.1	Subject to providing the Seller with certificates evidencing compliance with the insurance requirements set forth in Clause 19, the Buyer or its duly authorised representatives , which representatives may include the Operator of the relevant Aircraft after the signature of a delegation letter or participation agreement in the substance and form acceptable to the Seller, acting reasonably (the “Buyer’s Inspector(s)”) shall be entitled to inspect the manufacture of the Airframe and all materials and parts obtained by the Seller for the manufacture of the Airframe on the following terms and conditions;

(i)	any inspection shall be made according to a procedure to be agreed upon with the Buyer but shall be conducted pursuant to the Seller’s own system of inspection as developed under the supervision of the relevant Aviation Authority;

(ii)	the Buyer’s Inspector(s) shall have access to such relevant technical data through an electronic portal as is reasonably necessary for the purpose of the inspection;

(iii)	any inspection and any related discussions with the Seller and other relevant personnel by the Buyer’s Inspector(s) shall be at reasonable times during business hours and shall take place in the presence of relevant inspection department personnel of the Seller;

(iv)	the inspections shall be performed in a manner not to unduly delay or hinder the manufacture or assembly of the Aircraft or the performance of this Agreement by the Seller or any other work in progress at the Manufacture Facilities.

6.2.2	Location of Inspections

The Buyer’s Inspector(s) shall be entitled to conduct any such inspection at the relevant Manufacture Facility of the Seller or the Affiliates and where possible at the Manufacture Facilities of the sub-contractors provided that if access to any part of the Manufacture Facilities where the Airframe manufacture is in progress or materials or parts are stored are restricted for security or confidentiality reasons, the Seller shall be allowed reasonable time to make the relevant items available elsewhere.

6.3	Seller’s Service for Buyer’s Inspector(s)

****

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 20/81

7	CERTIFICATION

7.1	Type Certification

The Aircraft has been type certificated under European Aviation Safety Agency (EASA) procedures for certification in the transport category. The Seller has obtained the relevant type certificate (the “Type Certificate”) to allow the issuance of the Export Airworthiness Certificate and/or the Statement of Conformity, as applicable.

7.2	Export Airworthiness Certificate and/or Statement of Conformity

7.2.1	The Aircraft shall be delivered to the Buyer with an Export Airworthiness Certificate and/or with a Statement of Conformity, as applicable.

7.2.2	If, any time before the date on which the Aircraft is Ready for Delivery, any law or regulation is enacted, promulgated, becomes effective and/or an interpretation of any law or regulation is issued which requires any change to the Specification for the purposes of obtaining the Export Airworthiness Certificate or issuing the Statement of Conformity, as applicable, (a “Change in Law”), the Seller shall make the required variation or modification and the parties hereto shall sign a Specification Change Notice which specifies the effects, if any, upon the guaranteed performances, weights, interchangeability, time of Delivery, price of the Aircraft and text of the Specification.

7.2.3	The Seller shall as far as practicable (but at its sole discretion and without prejudice to Clause 7.3.1) (ii) take into account the information available to it concerning any proposed law, regulation or interpretation which could become a Change in Law in order to minimise the costs of changes to the Specification as a result of such proposed law, regulation or interpretation becoming effective prior to the Aircraft being Ready for Delivery.

7.3	Costs of SCNs for Certification

7.3.1	The costs of implementing the variation or modification referred to in Clause 7.2.2 above shall be

****

****

****

It is understood that such costs shall reflect the Seller’s price for such variation or modification as is generally offered to the market.

7.4	Validation of Export Airworthiness Certificate or Statement of Conformity

7.4.1	****

7.4.2	****

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 21/81

8	TECHNICAL ACCEPTANCE

8.1	Technical Acceptance Process

8.1.1	Prior to Delivery the Aircraft shall undergo a technical acceptance process, **** (the “Technical Acceptance Process”). Completion of the Technical Acceptance Process shall demonstrate the satisfactory functioning of the Aircraft and shall be deemed to demonstrate compliance with the Specification. Should it be established that the Aircraft does not comply with the Technical Acceptance Process requirements, the Seller shall without hindrance from the Buyer be entitled to carry out any necessary changes and, as soon as practicable thereafter, resubmit the Aircraft to such further Technical Acceptance Process as is necessary to demonstrate the elimination of the non-compliance.

****

8.1.2	The Technical Acceptance Process shall:

(i)	commence on a date notified by the Seller to the Buyer by no less than ****;

(ii)	take place at the Delivery Location;

(iii)	be carried out by the personnel of the Seller;

(iv)	include a technical acceptance flight which shall not exceed a period of ****.

8.2	Buyer and Operator’s Attendance

8.2.1	The Buyer and the Operator or any third party acceptable to the Seller, shall be entitled to elect to attend the Technical Acceptance Process and notification of the start of such Technical Acceptance Process shall be done in accordance with Clause 9.1.4.

8.2.2	If the Buyer and the Operator elect to attend the Technical Acceptance Process, the Buyer and the Operator:

(i)	shall co-operate in complying with the reasonable requirements of the Seller with the intention of completing the Technical Acceptance Process within **** after its commencement;

(ii)	may have a maximum of **** of the Buyer’s and the Operator’s representatives (with no more than **** such representatives having access to the cockpit at any one time) accompany the Seller’s representatives on a technical acceptance flight and during such flight the Buyer’s and the Operator’s representatives shall comply with the reasonable instructions of the Seller’s representatives.

8.2.3	If the Buyer does not attend and/or fails to co-operate in the Technical Acceptance Process, following notice of the same to the Buyer, the Seller shall be entitled to complete the Technical Acceptance Process and the Buyer shall be deemed to have accepted the Technical Acceptance Process as satisfactory in all respects.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 22/81

8.3	Certificate of Acceptance

Upon successful completion of the Technical Acceptance Process, if the Aircraft is Ready for Delivery, the Buyer shall, on or before the Delivery Date, sign and deliver to the Seller, in accordance with Clause 9.2.1, a certificate of acceptance in respect of the Aircraft in the form of Exhibit D (the “Certificate of Acceptance”).

8.4	Aircraft Utilisation

The Seller shall, without payment or other liability, be entitled to use the Aircraft prior to Delivery as may be necessary to obtain the certificates required under Clause 7, and such use shall not prejudice the Buyer’s obligation to accept Delivery of the Aircraft hereunder.

However the Seller shall not be authorised to use the Aircraft during more than (i) **** or (ii) ****, whichever occurs first, for any other purpose without the specific agreement of the Buyer.

9	DELIVERY

9.1	Delivery Schedule

9.1.1	Subject to Clauses 2, 7, 8, 10 and 18, the Seller shall have the Aircraft Ready for Delivery at the Delivery Location as follows:

****

****

****

****

****

****

****

****

****

****

****

****

****

****

****

****

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 23/81

Each of such years shall be, with respect to the corresponding Aircraft, the “Scheduled Delivery Year”.

The delivery months shall be notified to the Buyer no later than **** prior to the first day of each Scheduled Delivery Quarter (each a “Scheduled Delivery Month”).

Until the corresponding Scheduled Delivery Month has been notified to the Buyer in writing, the Scheduled Delivery Month shall be deemed to be the second month of the relevant Scheduled Delivery Quarter, for the purposes of the other Clauses of this Agreement, including specifically Clause 5 thereof.

9.1.2	****

9.1.3	****

9.1.4	The Seller shall give the Buyer at least **** prior written notice of the anticipated date on which the Aircraft shall be Ready for Delivery. Thereafter the Seller shall notify the Buyer of any change in such date necessitated by the conditions of manufacture or flight.

9.2	Delivery

9.2.1	The Buyer shall, within **** after the date on which the Aircraft is Ready for Delivery, sign the Certificate of Acceptance, pay the Balance of the Final Price and send its representatives to the Delivery Location to take Delivery of, and collect, the Aircraft.

9.2.2	The Seller shall deliver and transfer title to the Aircraft free and clear of all encumbrances to the Buyer provided that the Balance of the Final Price has been paid by the Buyer pursuant to Clause 5.4 and that the Certificate of Acceptance has been signed and delivered to the Seller pursuant to Clause 8.3. The Seller shall provide the Buyer or its nominee with a bill of sale in the form of Exhibit E (the “Bill of Sale”) and/or such other documentation confirming transfer of title and receipt of the Final Price as may reasonably be requested by the Buyer. Title to, property in and risk of loss of or damage to the Aircraft shall be transferred to the Buyer on Delivery.

9.2.3.1	Should the Buyer fail, within the period specified in Clause 9.2.1, to:

(i)	deliver the signed Certificate of Acceptance to the Seller ; or

(ii)	pay the Balance of the Final Price for the Aircraft to the Seller and take Delivery of the Aircraft;

then the Buyer shall be deemed to have rejected delivery of the Aircraft without warrant when duly tendered to it hereunder. Without prejudice to Clause 5.7 and the Seller’s other rights under this Agreement or at law, the Seller shall retain title to the Aircraft and the Buyer shall bear all risk of loss of or damage to the Aircraft and shall indemnify and hold the Seller harmless against any and all costs (including but not limited to any parking, storage, and insurance costs) and consequences resulting from such failure (subject to any requirement for mitigation under applicable law), it being understood that the Seller shall be under no duty towards the Buyer to store, park, insure, or otherwise protect the Aircraft.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 24/81

9.3	Fly Away

9.3.1	The Buyer and the Seller shall co-operate (if necessary, with the Operator) to obtain any licenses, which may be required by the Aviation Authority of the Delivery Location for the purpose of exporting the Aircraft.

9.3.2	All expenses of, or connected with, flying the Aircraft from the Delivery Location after Delivery shall be borne by the Buyer or its Operator. The Buyer shall or shall cause the Operator to make direct arrangements with the supplying companies for the fuel and oil required for all post-Delivery flights.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 25/81

10	EXCUSABLE DELAY

10.1	The Buyer acknowledges that the Aircraft are to be manufactured by the Seller in performance of this Agreement and that the Scheduled Delivery Months are based on the assumption that there shall be no delay due to causes beyond the control of the Seller. Accordingly, Seller shall not be responsible for any delay in the Delivery of the Aircraft or delay or interruption in the performance of the other obligations of the Seller hereunder due to causes beyond its reasonable control, and not occasioned or prolonged by its fault or negligence including (but without limitation) acts of God or the public enemy, war, civil war, warlike operations, terrorism, insurrections or riots, fires, explosions, natural disasters, compliance with any applicable foreign or domestic governmental regulation or order, labour disputes causing cessation, slowdown or interruption of work, inability after due and timely diligence to procure materials, equipment or parts (provided such inability to procure has not been caused by Seller’s failure to properly plan for the timely provisions of materials, equipment or parts) or general hindrance in transportation or failure of a sub-contractor or supplier to furnish materials, equipment or parts (provided such failure has not been caused by the Seller’s failure to properly manage the timely provision of materials, equipment or parts). Any delay or interruption resulting from any of the foregoing causes is referred to as an “Excusable Delay”.

10.2	If an Excusable Delay occurs:

(i)	the Seller shall notify the Buyer of such Excusable Delay as soon as practicable after becoming aware of the same;

(ii)	the Seller shall not be responsible for any damages arising from or in connection with such Excusable Delay suffered or incurred by the Buyer;

(iii)	the Seller shall not be deemed to be in default in the performance of its obligations hereunder as a result of such Excusable Delay; and

(iv)	the Seller shall as soon as practicable after the removal of the cause of the delay resume performance of its obligations under this Agreement and in particular shall notify to the Buyer the revised Scheduled Delivery Month.

10.3	****

10.3.1	****

10.3.2	****

10.3.3	****

10.4	Total Loss, Destruction or Damage

If prior to Delivery, any Aircraft is lost, destroyed or in the reasonable opinion of the Seller is damaged beyond repair (“Total Loss”), the Seller shall notify the Buyer to this effect as soon as reasonably possible and in any event within **** of such occurrence. The Seller shall include in said notification (or as soon after the issue of the notice as such information becomes available to the Seller) the earliest date consistent with the Seller’s other commitments and production capabilities that an

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 26/81

aircraft to replace the Aircraft may be delivered to the Buyer and the Scheduled Delivery Month shall be extended as specified in the Seller’s notice to accommodate the delivery of the replacement aircraft; provided, however, that in the event the specified extension of the Scheduled Delivery Month to a month is exceeding **** after the last day of the original Scheduled Delivery Month then this Agreement shall terminate with respect to said Aircraft unless:

(i)	the Buyer notifies the Seller within **** of the date of receipt of the Seller’s notice that it desires the Seller to provide a replacement aircraft during the month quoted in the Seller’s notice; and

(ii)	the parties execute an amendment to this Agreement recording the variation in the Scheduled Delivery Month;

provided, however, that nothing in this Clause 10.4 shall require the Seller to manufacture and deliver a replacement aircraft if such manufacture would require the reactivation of its production line for the model or series of aircraft which includes the Aircraft purchased hereunder.

10.5	Termination Rights Exclusive

In the event that this Agreement shall be terminated as provided for under the terms of ****, such termination shall discharge all obligations and liabilities of the parties hereunder with respect to such affected Aircraft ****. The Seller shall in no circumstances have any liability whatsoever for Excusable Delay other than as set forth in this Clause 10.

11	NON-EXCUSABLE DELAY

11.1	Liquidated Damages

****

****

****

The Seller shall notify the Buyer of such Non-Excusable Delay as soon as practicable after becoming aware of the same.

11.2	Re-negotiation

****

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 27/81

11.3	Termination

****

11.4	Limitation of Damages

****

12	WARRANTIES AND SERVICE LIFE POLICY

This Clause covers the terms and conditions of the warranty and service life policy.

12.1	Standard Warranty

12.1.1	Nature of Warranty

For the purpose of this Agreement the term “Warranted Part” shall mean any Seller proprietary component, equipment, accessory or part, which is installed on an Aircraft at Delivery thereof and

(a)	which is manufactured to the detailed design of the Seller or a subcontractor of the Seller and

(b)	which bears a part number of the Seller at the time of such Delivery.

Subject to the conditions and limitations as hereinafter provided for and except as provided for in Clause 12.1.2, the Seller warrants to the Buyer that each Aircraft and each Warranted Part shall at Delivery to the Buyer be free from defects:

(i)	in material;

(ii)	in workmanship, including without limitation processes of manufacture;

(iii)	in design (including without limitation the selection of materials) having regard to the state of the art at the date of such design; and

(iv)	arising from failure to conform to the Specification, except to those portions of the Specification relating to performance or where it is expressly stated that they are estimates, approximations or design aims.

12.1.2	Exclusions

The warranties set forth in Clause 12.1.1 shall not apply to Buyer Furnished Equipment, nor to the Propulsion Systems, nor to any component, equipment, accessory or part installed on the Aircraft at Delivery that is not a Warranted Part except that:

(i)	any defect in the Seller’s workmanship in respect of the installation of such items in the Aircraft, including any failure by the Seller to conform to the installation instructions of the manufacturers of such items, that invalidates any applicable warranty from such manufacturers, shall constitute a defect in workmanship for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (ii); and

(ii)	any defect inherent in the Seller’s design of the installation, in consideration of the state of the art at the date of such design, which impairs the use of such items, shall constitute a defect in design for the purpose of this Clause 12.1 and be covered by the warranty set forth in Clause 12.1.1 (iii).

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 28/81

12.1.3	Warranty Period

The warranties set forth in Clauses 12.1.1 and 12.1.2 shall be limited to those defects that become apparent within **** after Delivery of the affected Aircraft (the “Warranty Period”).

12.1.4	Buyer’s Remedy and Seller’s Obligation

12.1.4.1	The Buyer’s remedy and the Seller’s obligation and liability under Clauses 12.1.1 and 12.1.2 are limited to, ****

The Seller may alternatively ****

12.1.4.2	In the event of a defect covered by Clauses 12.1.1 (iii), 12.1.1 (iv) and 12.1.2 (ii) becoming apparent within the Warranty Period, the Seller shall also, if so requested by the Buyer in writing, correct such defect in any Aircraft which has not yet been delivered to the Buyer, provided, however,

(i)	that the Seller shall not be responsible, nor deemed to be in default on account of any delay in Delivery of any Aircraft or otherwise in respect of the performance of this Agreement, due to the Seller’s undertaking to make such correction and provided further

(ii)	that, rather than accept a delay in the Delivery of any such Aircraft, the Buyer and the Seller may agree to deliver such Aircraft with subsequent correction of the defect by the Buyer at the Seller’s expense, or the Buyer may elect to accept Delivery and thereafter file a Warranty Claim as though the defect had become apparent immediately after Delivery of such Aircraft.

12.1.4.3	****

In addition to the remedies set forth in Clauses 12.1.4.1 and 12.1.4.2, ****

****

****

****

****

12.1.5	Warranty Claim Requirements

The Buyer’s remedy and the Seller’s obligation and liability under this Clause 12.1, with respect to any warranty claim submitted by the Buyer (each a “Warranty Claim”) are subject to the following conditions:

(i)	the defect having become apparent within the Warranty Period;

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 29/81

(ii)	the Buyer having filed a warranty claim within **** of discovering the defect;

(iii)	the Buyer having submitted to the Seller evidence reasonably satisfactory to the Seller that the claimed defect is due to a matter embraced within this Clause 12.1 and that such defect has not resulted from any act or omission of the Buyer, including but not limited to, any failure to operate and maintain the affected Aircraft or part thereof in accordance with the standards set forth in Clause 12.1.10 or from any act or omission of any third party;

(iv)	the Seller having received a Warranty Claim complying with the provisions of Clause 12.1.6 below.

12.1.6	Warranty Administration

The warranties set forth in Clause 12.1 shall be administered as hereinafter provided for:

12.1.6.1	Claim Determination

Determination as to whether any claimed defect in any Warranted Part is a valid Warranty Claim shall be made by the Seller, acting reasonably and in good faith, and shall be based upon the claim details, reports from the Seller’s Representatives, historical data logs, inspections, tests, findings during repair, defect analysis and other relevant documents.

12.1.6.2	Transportation Costs

The cost of transporting a Warranted Part claimed to be defective to the facilities designated by the Seller and for the return therefrom of a repaired or replaced Warranted Part shall be borne by the Buyer.

12.1.6.3	Return of an Aircraft

If the Buyer and the Seller mutually agree, prior to such return, that it is necessary to return an Aircraft to the Seller for consideration of a Warranty Claim, ****.

12.1.6.4	On Aircraft Work by the Seller

If the Seller determines that a defect subject to this Clause 12.1 justifies the dispatch by the Seller of a working team to repair or correct such defect through the embodiment of one or several Seller’s Service Bulletins at the Buyer’s facilities, or if the Seller accepts the return of an Aircraft to perform or have performed such repair or correction, then the labor costs for such on-Aircraft work shall be borne by the Seller.

The condition which has to be fulfilled for on-Aircraft work by the Seller is that, in the opinion of the Seller, the work necessitates the technical expertise of the Seller as manufacturer of the Aircraft.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 30/81

If said condition is fulfilled and if the Seller is requested to perform the work, the Seller and the Buyer shall agree on a schedule and place for the work to be performed.

12.1.6.5	Warranty Claim Substantiation

Each Warranty Claim filed by the Buyer under this Clause 12.1 shall contain at least the following data:

(a)	description of defect and action taken, if any,

(b)	date of incident and/or removal date,

(c)	description of Warranted Part claimed to be defective,

(d)	part number,

(e)	serial number (if applicable),

(f)	position on Aircraft,

(g)	total flying hours or calendar time, as applicable, at the date of defect appearance,

(h)	time since last shop visit at the date of defect appearance,

(i)	Manufacturer Serial Number of the Aircraft and/or its registration,

(j)	Aircraft total flying hours and/or number of landings at the date of defect appearance,

(k)	Warranty Claim number,

(l)	date of Warranty Claim,

(m)	Delivery Date of Aircraft or Warranted Part to the Buyer,

Warranty Claims are to be addressed as follows:

AIRBUS

CUSTOMER SERVICES DIRECTORATE

WARRANTY ADMINISTRATION

Rond Point Maurice Bellonte

B.P. 33

F 31707 BLAGNAC CEDEX

FRANCE

12.1.6.6	Replacements

Title to and risk of loss of any Aircraft, component, accessory, equipment or part returned by the Buyer to the Seller shall at all times remain with the Buyer, except that:

(i)	risk of loss (limited to cost of replacement and excluding in particular loss of use) shall be with the Seller for as long as such Aircraft, component, accessory, equipment or part shall be under the care, custody and control of the Seller and;

(ii)	title to and risk of loss of a returned component, accessory, equipment or part shall pass to the Seller upon shipment by the Seller to the Buyer of any item furnished by the Seller to the Buyer as a replacement therefor.

Upon the Seller’s shipment to the Buyer of any replacement component, accessory, equipment or part provided by the Seller pursuant to this Clause 12.1, title to and risk of loss of such replacement component, accessory, equipment or part shall pass to the Buyer.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 31/81

12.1.6.7	Rejection

The Seller shall provide reasonable written substantiation in case of rejection of a Warranty Claim. In such event the Buyer shall refund to the Seller reasonable inspection and test charges incurred by the Seller in connection therewith.

12.1.6.8	Inspection

The Seller shall have the right to inspect the affected Aircraft, documents and other records relating thereto in the event of any Warranty Claim under this Clause 12.1.

12.1.7	Inhouse Warranty

12.1.7.1	Seller’s Authorization

The Seller hereby authorizes the Buyer to repair Warranted Parts (“Inhouse Warranty”) subject to the terms of this Clause 12.1.7.

12.1.7.2	Conditions for Seller’s Authorization

The Buyer shall be entitled to repair such Warranted Parts:

•	provided the Buyer notifies the Seller Representative of its intention to perform Inhouse Warranty repairs before any such repairs are started where the estimated cost of such repair is in excess of US Dollars **** The Buyer’s notification shall include sufficient detail regarding the defect, estimated labor hours and material to allow the Seller to ascertain the reasonableness of the estimate. The Seller agrees to use all reasonable efforts to ensure a prompt response and shall not unreasonably withhold authorization;

•	provided adequate facilities and qualified personnel are available to the Buyer;

•	provided repairs are performed in accordance with the Seller’s Technical Data or written instructions; and

•	only to the extent specified by the Seller, or, in the absence of such specification, to the extent reasonably necessary to correct the defect, in accordance with the standards set forth in Clause 12.1.10.

12.1.7.3	Seller’s Rights

The Seller shall have the right to require the return of any Warranted Part, or any part removed therefrom, which is claimed to be defective if, in the judgment of the Seller, the nature of the claimed defect requires technical investigation. Such return shall be subject to the provisions of Clause 12.1.6.2. Furthermore, the Seller shall have the right to have a Seller Representative present during the disassembly, inspection and testing of any Warranted Part claimed to be defective, subject to such presence being practical and not unduly delaying the repair.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 32/81

12.1.7.4	Inhouse Warranty Claim Substantiation

Claims for Inhouse Warranty credit shall be filed within the time period set forth in 12.1.5 (ii) and shall contain the same information as that required for Warranty Claims under Clause 12.1.6.5 and in addition shall include:

(a)	a report of technical findings with respect to the defect,

(b)	for parts required to remedy the defect:

•	part numbers,

•	serial numbers (if applicable),

•	parts description,

•	quantity of parts,

•	unit price of parts,

•	related Seller’s or third party’s invoices (if applicable),

•	total price of parts,

(c)	detailed number of labor hours,

(d)	Inhouse Warranty Labor Rate,

(e)	total claim value.

12.1.7.5	Credit

The Buyer’s sole remedy and the Seller’s sole obligation and liability with respect to Inhouse Warranty Claims shall be the credit to the Buyer’s account of an amount equal to the mutually agreed direct labor costs expended in performing the repair of a Warranted Part and to the direct costs of materials incorporated in said repair, determined as set forth below:

(a)	to determine direct labor costs, only manhours spent on removal from the Aircraft, disassembly, inspection, repair, reassembly, final inspection and test of the Warranted Part and reinstallation thereof on the Aircraft shall be counted. Any manhours required for maintenance work concurrently being carried out on the Aircraft or the Warranted Part shall not be included.

(b)	The manhours counted as set forth above shall be multiplied by an agreed labor rate (“lnhouse Warranty Labour Rate”) of either:

****

****

(c)	Direct material costs are determined by the prices at which the Buyer acquired such material, excluding any parts and materials used for overhaul and as may be furnished by the Seller at no charge.

12.1.7.6	Limitation

The Buyer shall in no event be credited for repair costs (including labor and material) for any Warranted Part in excess of **** of the Seller’s current catalogue price for a replacement of such defective Warranted Part.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 33/81

12.1.7.7	Scrapped Material

The Buyer shall retain any defective Warranted Part beyond economic repair and any defective part removed from a Warranted Part during repair for a period of either **** after the date of completion of the repair or **** after submission of a claim for Inhouse Warranty credit relating thereto, whichever is longer. Such parts shall be returned to the Seller within **** of receipt of the Seller’s request to that effect.

Notwithstanding the foregoing, the Buyer may scrap any such defective parts, which are beyond economic repair and not required for technical evaluation locally, with the agreement of the Seller Representative(s).

Scrapped Warranted Parts shall be evidenced by a record of scrapped material certified by an authorized representative of the Buyer and shall be kept in the Buyer’s file for a least the duration of the applicable Warranty Period.

12.1.8	Standard Warranty in case of Pooling or Leasing Arrangements

Without prejudice to Clause 21.1, the warranties provided for in this Clause 12.1 for any Warranted Part shall accrue to the benefit of any airline in revenue service, other than the Buyer, if the Warranted Part enters into the possession of any such airline as a result of a pooling or leasing agreement between such airline and the Buyer or any of the Buyer’s Affiliates, in accordance with the terms and subject to the limitations and exclusions of the foregoing warranties and to the extent permitted by any applicable law or regulations.

12.1.9	Warranty for Corrected, Replaced or Repaired Warranted Parts

Whenever any Warranted Part, which contains a defect for which the Seller is liable under Clause 12.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 12.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Warranted Part, whichever the case may be, shall be the remaining portion of the original warranty or ****, whichever is longer.

If a defect is attributable to a defective repair or replacement by the Buyer, a Warranty Claim with respect to such defect shall be rejected, notwithstanding any subsequent correction or repair, and shall immediately terminate the remaining warranties under this Clause 12.1 in respect of the affected Warranted Part.

12.1.10	Accepted Industry Standard Practices Normal Wear and Tear

The Buyer’s rights under this Clause 12.1 are subject to the Aircraft and each component, equipment, accessory and part thereof being maintained, overhauled, repaired and operated in accordance with accepted industry standard practices, all Technical Data and any other instructions issued by the Seller, the Suppliers and the Propulsion Systems Manufacturer and all applicable rules, regulations and directives of the relevant Aviation Authorities.

The Seller’s liability under this Clause 12.1 shall not extend to normal wear and tear nor to:

(i)	any Aircraft or component, equipment, accessory or part thereof, which has been repaired, altered or modified after Delivery, except by the Seller or in a manner approved by the Seller;

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 34/81

(ii)	any Aircraft or component, equipment, accessory or part thereof, which has been operated in a damaged state;

(iii)	any component, equipment, accessory and part from which the trademark, name, part or serial number or other identification marks have been removed.

12.1.11	Limitation of liability

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NON-CONFORMITY OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY REPAIR OF ANY WARRANTED PART UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12.1 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS CLAUSE 12, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 35/81

12.2	Seller Service Life Policy

12.2.1	In addition to the warranties set forth in Clause 12.1, the Seller further agrees that should a Failure occur in any Item (as these terms are defined herebelow) that has not suffered from an extrinsic force, then, subject to the general conditions and limitations set forth in Clause 12.2.4, the provisions of this Clause 12.2 shall apply.

For the purposes of this Clause 12.2:

(i)	“Item” means any item listed in Exhibit “F”;

(ii)	“Failure” means a breakage or defect that can reasonably be expected to occur on a fleetwide basis and which materially impairs the utility of the Item.

12.2.2	Periods and Seller’s Undertakings

The Seller agrees that if a Failure occurs in an Item before the Aircraft in which such Item was originally installed has completed **** flying hours or **** flight cycles or within **** after the Delivery of said Aircraft, whichever shall first occur, the Seller shall, at its discretion and as promptly as practicable and with the Seller’s financial participation as hereinafter provided, either:

•	design and furnish to the Buyer a correction for such Item with a Failure and provide any parts required for such correction (including Seller designed standard parts but excluding industry standard parts), or

•	replace such Item.

12.2.3	****

Subject to the general conditions and limitations set forth in Clause 12.2.4, any part or Item that the Seller is required to furnish to the Buyer under this Service Life Policy in connection with the correction or replacement of an Item shall be furnished to the Buyer ****:

****

****

****

****

****

****

****

****

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 36/81

12.2.4	General Conditions and Limitations

12.2.4.1	The undertakings set forth in this Clause 12.2 shall be valid after the period of the Seller’s warranty applicable to an Item under Clause 12.1.

12.2.4.2	The Buyer’s remedies and the Seller’s obligations and liabilities under this Service Life Policy are subject to the prior compliance by the Buyer with the following conditions:

(i)	the Buyer shall maintain log books and other historical records with respect to each Item, adequate to enable the Seller to determine whether the alleged Failure is covered by this Service Life Policy and, if so, to define the portion of the costs to be borne ****;

(ii)	the Buyer shall keep the Seller informed of any significant incidents relating to an Aircraft, howsoever occurring or recorded;

(iii)	the Buyer shall comply with the conditions of Clause 12.1.10;

(iv)	the Buyer shall implement specific structural inspection programs for monitoring purposes as may be established from time to time by the Seller. Such programs shall be as compatible as possible with the Buyer’s operational requirements and shall be carried out at the Buyer’s expense. Reports relating thereto shall be regularly furnished to the Seller;

(v)	the Buyer shall report any breakage or defect in a Item in writing to the Seller within **** after such breakage or defect becomes apparent, whether or not said breakage or defect can reasonably be expected to occur in any other aircraft, and the Buyer shall have provided to the Seller sufficient detail on the breakage or defect to enable the Seller to determine whether said breakage or defect is subject to this Service Life Policy.

12.2.4.3	Except as otherwise provided for in this Clause 12.2, any claim under this Service Life Policy shall be administered as provided for in, and shall be subject to the terms and conditions of, Clause 12.1.6.

12.2.4.4	In the event of the Seller having issued a modification applicable to an Aircraft, the purpose of which is to avoid a Failure, the Seller may elect to supply the necessary modification kit ****. If such a kit is so offered to the Buyer, then, to the extent of such Failure and any Failures that could ensue therefrom, the validity of the Seller’s commitment under this Clause 12.2 shall be subject to the Buyer incorporating such modification in the relevant Aircraft, as promulgated by the Seller and in accordance with the Seller’s instructions, within a reasonable time.

12.2.4.5	This Service Life Policy is neither a warranty, performance guarantee, nor an agreement to modify any Aircraft or Airframe components to conform to new developments occurring in the state of airframe design and manufacturing art.

The Seller’s obligation hereunder is to furnish only those corrections to the Items or provide replacements therefor as provided for in this Clause 12.2.

The Buyer’s sole remedy and relief for the non-performance of any obligation or liability of the Seller arising under or by virtue of this Service Life Policy shall be in the form of a credit, limited to the amount the Buyer reasonably expends in procuring a correction or replacement for any Item that is the subject of a Failure covered by this Service Life Policy and to which such non-performance is related.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 37/81

The Buyer hereby waives, releases and renounces all claims to any further damages, direct, incidental or consequential, including loss of profits and all other rights, claims and remedies, arising under or by virtue of this Service Life Policy.

12.3	Supplier Warranties and Service Life Policies

Prior to/at Delivery of the first Aircraft, the Seller shall provide the Buyer, in accordance with the provisions of Clause 17, with the warranties and, where applicable, service life policies that the Seller has obtained for Supplier Parts pursuant to the Supplier Product Support Agreements.

12.3.1	Definitions

12.3.1.1	“Supplier” means any supplier of Supplier Parts.

12.3.1.2	“Supplier Part” means any component, equipment, accessory or part installed in an Aircraft at the time of Delivery thereof and for which there exists a Supplier Product Support Agreement. For the sake of clarity, Propulsion Systems and Buyer Furnished Equipment and other equipment selected by the Buyer to be supplied by suppliers with whom the Seller has no existing enforceable warranty agreements are not Supplier Parts.

12.3.1.3	“Supplier Product Support Agreements” means agreements between the Seller and Suppliers, as described in Clause 17.1.2, containing enforceable and transferable warranties and, in the case of landing gear suppliers, service life policies for selected structural landing gear elements.

12.3.2	Supplier’s Default

12.3.2.1	In the event of any Supplier, under any standard warranty obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.1 shall apply to the extent the same would have been applicable had such Supplier Part been a Warranted Part, except that the Supplier’s warranty period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.2	In the event of any Supplier, under any Supplier Service Life Policy obtained by the Seller pursuant to Clause 12.3.1, defaulting in the performance of any material obligation with respect thereto and the Buyer submitting in reasonable time to the Seller reasonable proof that such default has occurred, then Clause 12.2 shall apply to the extent the same would have been applicable had such Supplier Item been listed in Exhibit F, Seller Service Life Policy, except that the Supplier’s Service Life Policy period as indicated in the Supplier Product Support Agreement shall apply.

12.3.2.3	At the Seller’s request, the Buyer shall assign to the Seller, and the Seller shall be subrogated to, all of the Buyer’s rights against the relevant Supplier with respect to and arising by reason of such default and shall provide reasonable assistance to enable the Seller to enforce the rights so assigned.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 38/81

12.4	Interface Commitment

12.4.1	Interface Problem

If the Buyer experiences any technical problem in the operation of an Aircraft or its systems due to a malfunction, the cause of which, after due and reasonable investigation, is not readily identifiable by the Buyer but which the Buyer reasonably believes to be attributable to the design characteristics of one or more components of the Aircraft (“Interface Problem”), the Seller shall, if so requested by the Buyer, and without additional charge to the Buyer except for transportation of the Seller’s personnel to the Buyer’s facilities, promptly conduct or have conducted an investigation and analysis of such problem to determine, if possible, the cause or causes of the problem and to recommend such corrective action as may be feasible. The Buyer shall furnish to the Seller all data and information in the Buyer’s possession relevant to the Interface Problem and shall cooperate with the Seller in the conduct of the Seller’s investigations and such tests as may be required.

At the conclusion of such investigation, the Seller shall promptly advise the Buyer in writing of the Seller’s opinion as to the cause or causes of the Interface Problem and the Seller’s recommendations as to corrective action.

12.4.2	Seller’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of a Warranted Part, the Seller shall, if so requested by the Buyer and pursuant to the terms and conditions of Clause 12.1, correct the design of such Warranted Part to the extent of the Seller’s obligation as defined in Clause 12.1.

12.4.3	Supplier’s Responsibility

If the Seller determines that the Interface Problem is primarily attributable to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, reasonably assist the Buyer in processing any warranty claim the Buyer may have against the Supplier.

12.4.4	Joint Responsibility

If the Seller determines that the Interface Problem is attributable partially to the design of a Warranted Part and partially to the design of any Supplier Part, the Seller shall, if so requested by the Buyer, seek a solution to the Interface Problem through cooperative efforts of the Seller and any Supplier involved.

The Seller shall promptly advise the Buyer of such corrective action as may be proposed by the Seller and any such Supplier. Such proposal shall be consistent with any then existing obligations of the Seller hereunder and of any such Supplier towards the Buyer. Such corrective action, when accepted by the Buyer, shall constitute full satisfaction of any claim the Buyer may have against either the Seller or any such Supplier with respect to such Interface Problem.

12.4.5	General

12.4.5.1	All requests under this Clause 12.4 shall be directed to both the Seller and the Supplier.

12.4.5.2	Except as specifically set forth in this Clause 12.4, this Clause shall not be deemed to impose on the Seller any obligations not expressly set forth elsewhere in this Clause 12.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 39/81

12.4.5.3	All reports, recommendations, data and other documents furnished by the Seller to the Buyer pursuant to this Clause 12.4 shall be deemed to be delivered under this Agreement and shall be subject to the terms, covenants and conditions set forth in this Clause 12.

12.5	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 12 OR EXPRESSLY MENTIONED ELSEWHERE IN THIS AGREEMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON CONFORMITY OR DEFECT OF ANY KIND, IN ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA, OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES,

PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 12.5, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS, OR ITS AFFILIATES.

12.6	Duplicate Remedies

The Seller shall not be obliged to provide any remedy that duplicates any other remedy available to the Buyer in respect of the same defect under Clauses 12.1 and 12.2 as such Clauses may be amended, complemented or supplemented by other contractual agreements or by other Clauses of this Agreement.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 40/81

12.7	Negotiated Agreement

The Buyer specifically recognizes that:

(i)	the Specification has been agreed upon after careful consideration by the Buyer using its judgment as a professional aircraft finance provider and lessor for aircraft.

(ii)	this Agreement, and in particular this Clause 12, has been the subject of discussion and negotiation and is fully understood by the Buyer; and

(iii)	the price of the Aircraft and the other mutual agreements of the Buyer set forth in this Agreement were arrived at in consideration of, inter alia, the provisions of this Clause 12, specifically including the waiver, release and renunciation by the Buyer set forth in Clause 12.5.

12.8	Disclosure to Third Party Entity

In the event of the Buyer intending to designate a third party entity (a “Third Party Entity”) to administrate this Clause 12, the Buyer shall notify the Seller of such intention prior to any disclosure of this Clause to the selected Third Party Entity and shall cause such Third Party Entity to enter into a confidentiality agreement and or any other relevant documentation with the Seller solely for the purpose of administrating this Clause 12.

12.9	Transferability

Save as provided in Clause 21.1, the Buyer’s rights under this Clause 12 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, which shall not be unreasonably withheld.

Any transfer in violation of this Clause 12.9 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 12 and any and all other warranties that might arise under or be implied in law.

13	PATENT AND COPYRIGHT INDEMNITY

13.1	Indemnity

13.1.1	Subject to the provisions of Clause 13.2.3, the Seller shall indemnify the Buyer from and against any damages, costs or expenses including legal costs (excluding damages, costs, expenses, loss of profits and other liabilities in respect of or resulting from loss of use of the Aircraft) resulting from any infringement or claim of infringement by the Airframe (or any part or software installed therein at Delivery) of:

(i)	any British, French, German, Spanish or U.S. patent;

and

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 41/81

(ii)	any patent issued under the laws of any other country in which the Buyer may lawfully operate the Aircraft, provided that:

(1)	from the time of design of such Airframe, accessory, equipment or part and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the Chicago Convention on International Civil Aviation of December 7, 1944, and are each fully entitled to all benefits of Article 27 thereof, or in the alternative,

(2)	from such time of design and until infringement claims are resolved, such country and the flag country of the Aircraft are each a party to the International Convention for the Protection of Industrial Property of March 20, 1883 (“Paris Convention”);

and

(iii)	in respect of computer software installed on the Aircraft, any copyright, provided that the Seller’s obligation to indemnify shall be limited to infringements in countries which, at the time of infringement, are members of The Berne Union and recognise computer software as a “work” under the Berne Convention.

13.1.2	Clause 13.1.1 shall not apply to:

(i)	Buyer Furnished Equipment or Propulsion Systems, nor

(ii)	third party parts that are not supplied pursuant to a Supplier Product Support Agreement, nor

(iii)	software not created by the Seller.

13.1.3	In the event that the Buyer is prevented from using the Aircraft (whether by a valid judgement of a court of competent jurisdiction or by a settlement arrived at between claimant, Seller and Buyer), the Seller shall at its expense either:

(i)	procure for the Buyer the right to use the same free of charge to the Buyer; or

(ii)	replace the infringing part of the Aircraft as soon as possible with a non-infringing substitute complying in all other respects with the requirements of this Agreement and which does not result in a material reduction in functionality or performance.

13.2	Administration of Patent and Copyright Indemnity Claims

13.2.1	If the Buyer receives a written claim or a suit is threatened or commenced against the Buyer for infringement of a patent or copyright referred to in Clause 13.1, the Buyer shall at the Seller’s expense:

(i)	as soon as reasonably practicable notify the Seller giving particulars thereof;

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 42/81

(ii)	furnish to the Seller all data, papers and records within the Buyer’s control or possession relating to such patent or claim, if legally permitted to do so;

(iii)	refrain from admitting any liability or making any payment or assuming any expenses, damages, costs or royalties or otherwise acting in a manner prejudicial to the defense or denial of such suit or claim provided always that nothing in this sub-Clause (iii) shall prevent the Buyer from paying such sums as may be required in order to obtain the release of the Aircraft, provided such payment is accompanied by a denial of liability and is made without prejudice;

(iv)	at the Seller’s reasonable request, fully co-operate with, and render all such assistance to, the Seller as may be pertinent to the defense or denial of the suit or claim;

(v)	act in such a way as is reasonable to mitigate damages and / or to reduce the amount of royalties which may be payable as well as to minimise costs and expenses.

13.2.2	The Seller shall be entitled at its sole expense either in its own name or on behalf of the Buyer to conduct negotiations with the party or parties alleging infringement and may assume and conduct the defense or settlement of any suit or claim in the manner which, in the Seller’s opinion, it deems proper.

13.2.3	The Seller’s liability hereunder shall be conditional upon the compliance by the Buyer with the terms of this Clause and is in lieu of any other liability to the Buyer express or implied which the Seller might incur at law as a result of any infringement or claim of infringement of any patent or copyright, ****.

13.3	Transferability

Save as provided in Clause 21.1, the Buyer’s rights under this Clause 13 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, which consent shall not be unreasonably withheld.

Any transfer in violation of this Clause 13.3 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 13 and any and all other warranties that might arise under or be implied in law.

13.4	Software and Supplier Product Support Agreements

13.4.1	In the case of software not created by the Seller but supplied under a Supplier Product Support Agreement, the Seller shall grant a sublicense in the form of Part 3 of Exhibit I to this Agreement.

13.4.2	In the case of software not created by the Seller and not supplied under a Supplier Product Support Agreement, the Seller confirms that it has acquired the rights necessary to incorporate such software in the Airframe and to allow the Airframe to be used and maintained.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 43/81

14	TECHNICAL DATA AND SOFTWARE SERVICES

14.1	Scope

This Clause 14 covers the terms and conditions for the supply of technical data (hereinafter “Technical Data”) and software services described hereunder (hereinafter “Software Services”) to support the Aircraft operation.

14.1.1	The Technical Data shall be supplied in the English language using the aeronautical terminology in common use.

14.1.2	Range, type, format and delivery schedule of the Technical Data to be provided under this Agreement are outlined in Exhibit G hereto.

14.2	Aircraft Identification for Technical Data

14.2.1	For those Technical Data that are customized to the Aircraft, the Buyer agrees to the allocation of fleet serial numbers (“Fleet Serial Numbers”) in the form of block of numbers selected in the range from 001 to 999.

14.2.2	The sequence shall not be interrupted unless two (2) different Propulsion Systems or two (2) different Aircraft models are selected.

14.2.3	The Buyer shall indicate to the Seller the Fleet Serial Number allocated to each Aircraft corresponding to the delivery schedule set forth in Clause 9.1.1 no later than **** before the Scheduled Delivery Month of the first Aircraft. Neither the designation of such Fleet Serial Numbers nor the subsequent allocation of the Fleet Serial Numbers to Manufacturer Serial Numbers for the purpose of producing certain customized Technical Data shall constitute any property, insurable or other interest of the Buyer in any Aircraft prior to the Delivery of such Aircraft as provided for in this Agreement.

The customized Technical Data that are affected thereby are the following:

•	Aircraft Maintenance Manual,

•	Illustrated Parts Catalog,

•	Trouble Shooting Manual,

•	Aircraft Wiring Manual,

•	Aircraft Schematics Manual,

•	Aircraft Wiring Lists.

14.3	Integration of Equipment Data

14.3.1	Supplier Equipment

Information, including revisions, relating to Supplier equipment that is installed on the Aircraft at Delivery or through Airbus Service Bulletins thereafter shall be introduced into the customized Technical Data to the extent necessary for the comprehension of the affected systems, at no additional charge to the Buyer.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 44/81

14.3.2	Buyer Furnished Equipment

14.3.2.1	The Seller shall introduce Buyer Furnished Equipment data for Buyer Furnished Equipment that is installed on the Aircraft by the Seller (hereinafter “BFE Data”) into the customized Technical Data, at no additional charge to the Buyer solely for the initial issue of the Technical Data provided at or before Delivery of the first Aircraft, provided such BFE Data is provided in accordance with the conditions set forth in Clauses 14.3.2.2 through 14.3.2.5.

14.3.2.2	The Buyer shall supply, or shall cause the BFE Supplier(s) to supply on its behalf, BFE Data to the Seller at least **** prior to the Scheduled Delivery Month of the first Aircraft.

14.3.2.3	The BFE Data shall be supplied in English and shall be established in compliance with the then applicable revision of ATA iSpecification 2200 (iSpec 2200), Information Standards for Aviation Maintenance.

14.3.2.4	The BFE Data shall be delivered in digital format and/or in Portable Document Format (PDF), as agreed between the Buyer and the Seller.

14.3.2.5	All costs related to the delivery to the Seller of the applicable BFE Data shall be borne by the Buyer.

14.4	Supply

14.4.1	Technical Data shall be supplied on-line and/or off-line, as set forth in Exhibit G hereto.

14.4.2	The Buyer shall not receive any credit or compensation for any unused or only partially used Technical Data supplied pursuant to this Clause 14.

14.4.3	Delivery

14.4.3.1	For Technical Data provided off-line, such Technical Data and corresponding revisions shall be sent to up to two (2) addresses as indicated by the Buyer.

14.4.3.2	Technical Data provided off-line shall be delivered by the Seller at the Buyer’s named place of destination under DAP conditions. The term Delivered At Place (DAP) is defined in the Incoterms 2010 publication issued by the International Chamber of Commerce.

14.4.3.3	The Technical Data shall be delivered according to a mutually agreed schedule to correspond with the Deliveries of Aircraft. The Buyer shall provide no less than **** notice when requesting a change to such delivery schedule.

14.4.4	It shall be the responsibility of the Buyer to coordinate and satisfy local Aviation Authorities’ requirements with respect to Technical Data. Reasonable quantities of such Technical Data shall be supplied by the Seller at no charge to the Buyer at the Buyer’s named place of destination.

Notwithstanding the foregoing, and in agreement with the relevant Aviation Authorities, preference shall be given to the on-line access to such Buyer’s Technical Data through the Airbus customer portal AirbusWorld.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 45/81

14.5	Revision Service

For each firmly ordered Aircraft covered under this Agreement, revision service for the Technical Data shall be provided **** for a period of **** after Delivery of such Aircraft (each a “Revision Service Period”).

Thereafter revision service shall be provided in accordance with the terms and conditions set forth in the Seller’s then current Customer Services Catalog.

14.6	Service Bulletins (SB) Incorporation

During any Revision Service Period and upon the Buyer’s or the Operator’s request, which shall be made within two years after issuance of the applicable Service Bulletin, Seller Service Bulletin information shall be incorporated into the Technical Data, provided that the Buyer or the Operator notifies the Seller through the relevant AirbusWorld on-line Service Bulletin Reporting application that it intends to accomplish such Service Bulletin, The split effectivity for the corresponding Service Bulletin shall remain in the Technical Data until notification from the Buyer or the Operator that embodiment has been completed on all of the Buyer’s Aircraft. The foregoing is applicable for Technical Data relating to maintenance only. For operational Technical Data either the pre or post Service Bulletin status shall be shown.

14.7	Technical Data Familiarization

Upon request by the Buyer, the Seller shall provide up to **** of Technical Data familiarization training at the Seller’s or the Buyer’s facilities. The basic familiarization course is tailored for maintenance and engineering personnel.

14.8	Customer Originated Changes (COC)

In the event of the Buyer wishing to introduce Buyer originated data, including BFE Data after the initial issue of the Technical Data, (hereinafter “COC Data”) into any of the customized Technical Data that are identified as eligible for such incorporation in the Seller’s then current Customer Services Catalog, the Buyer shall notify the Seller of such intention.

The incorporation of any COC Data shall be performed under the methods and tools for achieving such introduction and the conditions specified in the Seller’s then current Customer Services Catalog.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 46/81

14.9	AirN@v Family products

14.9.1	The Technical Data listed herebelow are provided on DVD and include integrated software (hereinafter together referred to as “AirN@v Family”).

14.9.2	The AirN@v Family covers several Technical Data domains, reflected by the following AirN@v Family products:

•	AirN@v / Maintenance,

•	AirN@v / Planning,

•	AirN@v / Repair,

•	AirN@v / Workshop,

•	AirN@v / Associated Data,

•	AirN@v / Engineering.

14.9.3	The licensing conditions for the use of AirN@v Family integrated software shall be as set forth in Part 1 of Exhibit I to the Agreement, “End-User License Agreement for Airbus Software”.

14.9.4	The revision service and the license to use AirN@v Family products shall be granted **** for the duration of the corresponding Revision Service Period. At the end of such Revision Service Period, the yearly revision service for AirN@v Family products and the associated license fee shall be provided to the Buyer under the commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.10	On-Line Technical Data

14.10.1	The Technical Data provided on-line shall be made available to the Buyer and its Operator through the Airbus customer portal AirbusWorld (“AirbusWorld”).

14.10.2	Access to AirbusWorld shall be subject to the “General Terms and Conditions of Access to and Use of AirbusWorld” (hereinafter the “GTC”), as set forth in Part 2 of Exhibit I to this Agreement.

14.10.3	The list of the Technical Data provided on-line may be extended from time to time.

For any Technical Data which is or becomes available on-line, the Seller reserves the right to suppress other formats for the concerned Technical Data.

14.10.4	Access to AirbusWorld shall be granted **** for the Technical Data related to the Aircraft which shall be operated by the Buyer.

14.10.5	For the sake of clarification, it is hereby specified that Technical Data accessed through AirbusWorld shall remain subject to the conditions of this Clause 14.

In addition, should AirbusWorld provide access to Technical Data in software format, the use of such software shall be further subject to the conditions of Part 1 of Exhibit I to the Agreement.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 47/81

14.11	Waiver, Release and Renunciation

The Seller warrants that the Technical Data are prepared in accordance with the state of art at the date of their conception. Should any Technical Data prepared by the Seller contain non-conformity or defect, the sole and exclusive liability of the Seller shall be to take all reasonable and proper steps to correct such Technical Data. Notwithstanding the above, no warranties of any kind shall be given for the Customer Originated Changes, as set forth in Clause 14.8.

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED BELOW FOR THE PURPOSES OF THIS CLAUSE) AND REMEDIES OF THE BUYER SET FORTH IN THIS CLAUSE 14 OR AS EXPRESSLY MENTIONED ELSEWHERE IN THIS AGREEMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY TECHNICAL DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES;

PROVIDED THAT, IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE, THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS CLAUSE 14, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS OR ITS AFFILIATES.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 48/81

14.12	Proprietary Rights

14.12.1	All proprietary rights, including but not limited to patent, design and copyrights, relating to Technical Data shall remain with the Seller and/or its Affiliates as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

14.12.2	Whenever this Agreement and/or any Technical Data provides for manufacturing by the Buyer, the consent given by the Seller shall not be construed as express or implicit approval howsoever neither of the Buyer nor of the manufactured products. The supply of the Technical Data shall not be construed as any further right for the Buyer to design or manufacture any aircraft or part thereof or spare part.

14.13	Performance Engineer’s Program

14.13.1	In addition to the Technical Data provided under Clause 14, the Seller shall provide to the Buyer Software Services, which shall consist of the Performance Engineer’s Programs (“PEP”) for the Aircraft type covered under this Agreement. Such PEP is composed of software components and databases and its use is subject to the license conditions set forth in Part 1 of Exhibit I to the Agreement “End-User License Agreement for Airbus Software”.

14.13.2	Use of the PEP shall be limited to one (1) copy to be used on the Buyer’s computers for the purpose of computing performance engineering data. The PEP is intended for use on ground only and shall not be embarked on board the Aircraft.

14.13.3	The license to use the PEP and the revision service shall be provided **** for the duration of the corresponding Revision Service Period as set forth in Clause 14.5.

14.13.4	At the end of such PEP Revision Service Period, the PEP shall be provided to the Buyer at the standard commercial conditions set forth in the Seller’s then current Customer Services Catalog.

14.14	Future Developments

The Seller continuously monitors technological developments and applies them to Technical Data, document and information systems’ functionalities, production and methods of transmission.

The Seller shall implement and the Buyer shall accept such new developments, it being understood that the Buyer shall be informed in due time by the Seller of such new developments and their application and of the date by which the same shall be implemented by the Seller.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 49/81

14.15	Confidentiality

14.15.1	The Technical Data, the Software Services and their content are designated as confidential. All such Technical Data and Software Services are provided to the Buyer for the sole use of the Buyer or its Operator. The Buyer shall not disclose the contents thereof to any third party without the prior written consent of the Seller other than (i) to the Operator, (ii) pursuant to any government or legal requirement imposed upon the Buyer, (iii) to any maintenance and repair organization or a third party who are intended to perform the maintenance of the Aircraft or to perform data processing on behalf of the Buyer (each a “Third Party”), (in which case the Buyer shall notify the Seller of such intention prior to any disclosure of the Technical Data and/or the Software Services to such Third Party), or (iv) as otherwise expressly permitted under this Agreement.

The Buyer hereby undertakes to cause any Third Party to agree to be bound by the conditions and restrictions set forth in this Clause 14 with respect to the disclosed Technical Data or Software Services and shall in particular cause such Third Party to enter into a confidentiality agreement with the Seller, and to commit to use the Technical Data and/or Software Services solely for the purpose of maintaining the Buyer’s Aircraft and the Software Services exclusively for processing the Buyer’s data.

14.16	Transferability

Save as provided in Clause 21.1, the Buyer’s rights under this Clause 14 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, which shall not be unreasonably withheld.

Any transfer in violation of this Clause 14.16 shall, as to the particular Aircraft involved, void the rights and warranties of the Buyer under this Clause 14 and any and all other warranties that might arise under or be implied in law.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 50/81

15	SELLER REPRESENTATIVE SERVICES

The Seller shall provide **** to the Buyer the services described in this Clause 15, at the Buyer’s or its Operator’s main base or at other locations to be mutually agreed.

15.1	Customer Support Representative(s)

15.1.1	The Seller shall provide **** to the Buyer the services of Seller customer support representative(s), as defined in Appendix A to this Clause 15 (each a “Seller Representative”), at the Buyer’s or the Operator’s main base or such other locations as the parties may agree.

15.1.2	In providing the services as described hereabove, any Seller Representatives, or any Seller employee(s) providing services to the Buyer (or to an Operator on behalf of the Buyer) hereunder, are deemed to be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer’s or its Operator’s employees or agents, either directly or indirectly.

15.1.3	The Seller shall provide to the Buyer an annual written accounting of the consumed man-months and any remaining man-month balance from the allowance defined in Appendix A. Such accounting shall be deemed final and accepted by the Buyer unless the Seller receives written objection from the Buyer or its Operator within **** of receipt of such accounting.

15.1.4	In the event of a need for Aircraft On Ground (“AOG”) technical assistance after the end of the assignment referred to in Appendix A to this Clause 15, the Buyer or its Operator shall have non-exclusive access to:

(a)	AIRTAC (Airbus Technical AOG Center);

(b)	The Seller Representative network closest to the Buyer’s or its Operator’s main base. A list of contacts of the Seller Representatives closest to the Buyer’s or its Operator’s main base shall be provided to the Buyer or its Operator.

As a matter of reciprocity, the Buyer or its Operator shall authorize the Seller Representative(s), during his/their assignment at the Buyer’s or its Operator’s, to provide similar assistance to another airline.

15.1.5	Should the Buyer request Seller Representative services exceeding the allocation specified in Appendix A to this Clause 15, the Seller may provide such additional services subject to terms and conditions to be mutually agreed.

15.1.6	The Seller shall cause similar services to be provided by representatives of the Propulsion Systems Manufacturer and Suppliers, when necessary and applicable.

15.2	Buyer’s Support

15.2.1	From the date of arrival of the first Seller Representative and for the duration of the assignment, the Buyer or the Operator shall provide free of charge a suitable lockable office, conveniently located with respect to the Buyer or the Operator’s maintenance facilities, with complete office furniture and equipment including telephone, internet, email and facsimile connections for the sole use of the Seller Representative(s). All related communication costs shall be borne by ****.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 51/81

15.2.2	The Buyer or the Operator shall ****.

15.2.3	The Buyer or the Operator shall ****.

15.2.4	Should the Buyer or the Operator request any Seller Representative referred to in Clause 15.1 above to travel on business to a city other than his usual place of assignment, the Buyer or its Operator shall be responsible for all related transportation costs and expenses.

15.2.5	Absence of an assigned Seller Representative during normal statutory vacation periods are covered by the Seller Representatives as defined in Clause 15.1.4 and as such are accounted against the total allocation provided in Appendix A hereto.

15.2.6	The Buyer or the Operator shall assist the Seller in obtaining from the civil authorities of the Buyer’s or its Operator’s country those documents that are necessary to permit the Seller Representative to live and work in the Buyer’s or its Operator country. Failure of the Seller to obtain the necessary documents shall relieve the Seller of any obligation to the Buyer under the provisions of Clause 15.1.

15.2.7	The Buyer or its Operator shall reimburse to the Seller charges, taxes, duties, imposts or levies of any kind whatsoever, imposed by the authorities of the Buyer’s country upon:

•	the entry into or exit from the Buyer’s or its Operator’s country of the Seller Representatives and their families,

•	the entry into or the exit from the Buyer’s or its Operator’s country of the Seller Representatives and their families’ personal property,

•	the entry into or the exit from the Buyer’s or its Operator’s country of the Seller’s property, for the purpose of providing the Seller Representatives services.

15.3	Withdrawal of the Seller Representative

The Seller shall have the right to withdraw its assigned Seller Representatives as it sees fit if conditions arise, which are in the Seller’s opinion dangerous to their safety or health or prevent them from fulfilling their contractual tasks.

15.4	Indemnities

INDEMNIFICATION PROVISIONS APPLICABLE TO THIS CLAUSE 15 ARE SET FORTH IN CLAUSE 19.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 52/81

APPENDIX A TO CLAUSE 15

SELLER REPRESENTATIVE ALLOCATION

The Seller Representative allocation provided to the Buyer or its Operator pursuant to Clause 15.1 is defined hereunder.

1 The Seller shall provide to the Buyer or its Operator Seller Representative services at the Buyer’s main base or at other locations to be mutually agreed for a total of **** per Aircraft.

2 For the sake of clarification, such Seller Representatives’ services shall include initial Aircraft Entry Into Service (EIS) assistance and sustaining support services.

3 The number of the Seller Representatives assigned to the Buyer or its Operators in aggregate at any one time shall be mutually agreed, **** Seller Representatives.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 53/81

16	TRAINING SUPPORT AND SERVICES

16.1	General

16.1.1	This Clause 16 sets forth the terms and conditions for the supply of training support and services for the Buyer’s or its Operator’s personnel to support the Aircraft operation.

16.1.2	The range, quantity and validity of training to be provided **** under this Agreement are covered in Appendix A to this Clause 16.

16.1.3	Scheduling of training courses covered in Appendix A shall be mutually agreed during a training conference (the “Training Conference”) that shall be held no later than nine (9) months prior to Delivery of the first Aircraft delivered to a particular Operator.

16.2	Training Location

16.2.1	The Seller shall provide training at its training center in Blagnac, France, and/or in Hamburg, Germany, or shall designate an affiliated training center in Miami, U.S.A., or Beijing, China (individually a “Seller’s Training Center” and collectively the “Seller’s Training Centers”).

16.2.2	If the unavailability of facilities or scheduling difficulties make training by the Seller at any Seller’s Training Center impractical, the Seller shall ensure that the Buyer or its Operator’s is provided with such training at another location designated by the Seller.

16.2.3.1	Upon the Buyer’s or its Operator’s request, the Seller may also provide certain training at a location other than the Seller’s Training Centers, including one of the Buyer’s or its Operator’s bases, if and when practicable for the Seller, under terms and conditions to be mutually agreed upon. In such event, all additional charges listed in Clauses 16.5.2 and 16.5.3 shall be borne by the Buyer or its Operator.

16.2.3.2	If the Buyer or its Operator requests training at a location as indicated in Clause 16.2.3.1 and requires such training to be an Airbus approved course, the Buyer or its Operator undertakes that the training facilities shall be approved prior to the performance of such training. The Buyer or its Operator shall, as necessary and in due time prior to the performance of such training, provide access to the training facilities set forth in Clause 16.2.3.1 to the Seller’s and the competent Aviation Authority’s representatives for approval of such facilities.

16.3	Training Courses

16.3.1	Training courses shall be as described in the Seller’s customer services catalog (the “Seller’s Customer Services Catalog”). The Seller’s Customer Services Catalog also sets forth the minimum and maximum number of trainees per course.

All training requests or training course changes made outside of the frame of the Training Conference shall be submitted by the Buyer or its Operator with a minimum of three (3) months prior notice.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 54/81

16.3.2	The following terms and conditions shall apply to training performed by the Seller:

(i)	Training courses shall be the Seller’s standard courses as described in the Seller’s Customer Services Catalog valid at the time of execution of the course. The Seller shall be responsible for all training course syllabi, training aids and training equipment necessary for the organization of the training courses; for the avoidance of doubt, for the purpose of performing training, such training equipment does not include aircraft.

(ii)	The training equipment and the training curricula used for the training of flight, cabin and maintenance personnel shall not be fully customized but shall be configured in order to obtain the relevant Aviation Authority’s approval and to support the Seller’s training programs.

(iii)	Training data and documentation for trainees receiving the training at the Seller’s Training Centers shall be provided free of charge. Training data and documentation shall be marked “FOR TRAINING ONLY” and as such are supplied for the sole and express purpose of training; training data and documentation shall not be revised.

16.3.3	When the Seller’s training courses are provided by the Seller’s instructors (individually an “Instructor” and collectively “Instructors”) the Seller shall deliver a Certificate of Recognition or a Certificate of Course Completion (each a “Certificate”) or an attestation (an “Attestation”), as applicable, at the end of any such training course. Any such Certificate or Attestation shall not represent authority or qualification by any Aviation Authority but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

In the event of training courses being provided by a training provider selected by the Seller as set forth in Clause 16.2.2, the Seller shall cause such training provider to deliver a Certificate or Attestation, which shall not represent authority or qualification by any Aviation Authority, but may be presented to such Aviation Authority in order to obtain relevant formal qualification.

16.3.4.1	Should the Buyer or its Operator wish to exchange any of the training courses provided under Appendix A hereto, the Buyer or its Operator shall place a request for exchange to this effect with the Seller. The Buyer or its Operator may exchange, subject to the Seller’s confirmation, the training allowances granted under Appendix A of the present Agreement as follows:

(i)	flight operations training courses as listed under Article 1 of Appendix A against any flight operations training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s or its Operator request;
(ii)	maintenance training courses as listed under Article 3 of Appendix A against any maintenance training courses described in the Seller’s Customer Services Catalog current at the time of the Buyer’s or its Operator’s request;

(iii)	should any one of the allowances granted thereunder (flight operations or maintenance) have been fully drawn upon, the Buyer or its Operator shall be entitled to exchange flight operations or maintenance training courses as needed against the remaining allowances.

The exchange value shall be based on the Seller’s “Training Course Exchange Matrix” applicable at the time of the request for exchange and which shall be provided to the Buyer or its Operator at such time.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 55/81

It is understood that the above shall apply to the extent that training allowances granted under Appendix A remain in credit to the full extent necessary to perform the exchange.

All requests to exchange training courses shall be submitted by the Buyer or its Operator with a minimum of **** prior notice. The requested training shall be subject to the Seller’s then existing planning constraints.

16.3.4.2	Should the Buyer or its Operator use none or only part of the training to be provided pursuant to this Clause 16, no compensation or credit of any nature shall be provided.

16.3.5.1	Should the Buyer or its Operator decide to cancel or reschedule, fully or partially, and irrespective of the location of the training, a training course, a minimum advance notification of at least **** prior to the relevant training course start date is required.

16.3.5.2	If the notification occurs less than **** but more than**** prior to such training, a cancellation fee corresponding to **** of such training shall be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price.

16.3.5.3	If the notification occurs less than **** calendar days prior to such training, a cancellation fee corresponding to **** of such training shall be, as applicable, either deducted from the training allowance defined in Appendix A or invoiced at the Seller’s then applicable price.

16.3.5.4	All courses exchanged under Clause 16.3.4.1 shall remain subject to the provisions of this Clause 16.3.5.

16.4	Prerequisites and Conditions

16.4.1	Training shall be conducted in English and all training aids used during such training shall be written in English using common aeronautical terminology.

16.4.2	The Buyer hereby acknowledges that all training courses conducted pursuant to this Clause 16 are “Standard Transition Training Courses” and not “Ab Initio Training Courses”.

16.4.3	Trainees shall have the prerequisite knowledge and experience specified for each course in the Seller’s Customer Services Catalog.

16.4.4.1	The Buyer or its Operator shall be responsible for the selection of the trainees and for any liability with respect to the entry knowledge level of the trainees.

16.4.4.2	The Seller reserves the right to verify the trainees’ proficiency and previous professional experience.

16.4.4.3	The Seller shall provide to the Buyer or its Operator during the Training Conference an “Airbus Pre-Training Survey” for completion by the Buyer or its Operator for each trainee.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 56/81

The Buyer or its Operator shall provide the Seller with an attendance list of the trainees for each course, with the validated qualification of each trainee, at the time of reservation of the training course and in no event any later than sixty (60) calendar days before the start of the training course. The Buyer or its Operator shall return concurrently thereto the completed Airbus Pre-Training Survey, detailing the trainees’ associated background. If the Seller determines through the Airbus Pre-Training Survey that a trainee does not match the prerequisites set forth in the Seller’s Customer Services Catalog, following consultation with the Buyer or its Operator, such trainee shall be withdrawn from the program or directed through a relevant entry level training (ELT) program, which shall be at the Buyer’s or its Operator’s expense.

16.4.4.4	If the Seller determines at any time during the training that a trainee lacks the required level, following consultation with the Buyer or its Operator, such trainee shall be withdrawn from the program or, upon the Buyer’s or its Operator request, the Seller may be consulted to direct the above mentioned trainee(s), if possible, through any other required additional training, which shall be at the Buyer’s or its Operator’s expense.

16.4.5	The Seller shall in no case warrant or otherwise be held liable for any trainee’s performance as a result of any training provided.

16.5	Logistics

16.5.1	Trainees

16.5.1.1	Living and travel expenses for the Buyer’s or its Operator´s trainees shall be borne by the Buyer or its Operator, as applicable.

16.5.1.2	It shall be the responsibility of the Buyer or its Operator to make all necessary arrangements relative to authorizations, permits and/or visas necessary for the Buyer’s or its Operator´s trainees to attend the training courses to be provided hereunder. Rescheduling or cancellation of courses due to the Buyer’s or its Operator´s failure to obtain any such authorizations, permits and/or visas shall be subject to the provisions of Clauses 16.3.5.1 thru 16.3.5.3.

16.5.2	Training at External Location-Seller’s Instructors

16.5.2.1.1	In the event of training being provided at the Seller’s request at any location other than the Seller’s Training Centers, as provided for in Clause 16.2.2, the expenses of the Seller’s Instructors shall be borne ****.

16.5.2.1.2	In the event of training being provided by the Seller’s Instructor(s) at any location other than the Seller’s Training Centers at the Buyer’s request, the Buyer or its Operator shall reimburse the Seller for all the expenses related to the assignment of such Seller Instructors and the performance of their duties as aforesaid.

16.5.2.2	Living Expenses

Except as provided for in Clause 16.5.2.1.1 above, the Buyer or its Operator shall ****.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 57/81

****.

16.5.2.3	Air Travel

Except as provided for in Clause 16.5.2.1.1 above, the Buyer or its Operator shall ****.

16.5.2.4	Buyer’s Indemnity

Except in case of Gross Negligence or wilful misconduct of the Seller, the Seller shall not be held liable to the Buyer or its Operator for any delay or cancellation in the performance of any training outside of the Seller’s Training Centers associated with any transportation described in this Clause 16.5.2 and the Buyer or its Operator shall indemnify and hold harmless the Seller from any such delay and/or cancellation and any consequences arising therefrom.

16.5.3	Training Material and Equipment Availability-Training at External Location

Training material and equipment necessary for course performance at any location other than the Seller’s Training Centers or the facilities of a training provider selected by the Seller shall be provided by the Buyer or its Operator at its own cost in accordance with the Seller’s specifications.

Notwithstanding the foregoing, should the Buyer or its Operator´s request the performance of a course at another location as per Clause 16.2.3.1, the Seller may, upon the Buyer’s request, provide the training material and equipment necessary for such course’s performance. Such provision shall be at the Buyer’s expense.

16.6	Flight Operations Training

The Seller shall provide training for the Buyer’s or its Operator´s flight operations personnel as further detailed in Appendix A to this Clause 16, including the courses described in this Clause 16.6.

16.6.1	Flight Crew Training Course

The Seller shall perform a flight crew training course program for the Buyer’s or its Operator´s flight crews, each of which shall consist of two (2) crew members, who shall be either captain(s) or first officer(s).

16.6.2	Base Flight Training

16.6.2.1	The Buyer or its Operator shall provide at its own cost its delivered Aircraft, or any other aircraft it operates, for any base flight training, which shall consist of one (1) session per pilot, performed in accordance with the related Airbus training course definition (the “Base Flight Training”).

16.6.2.2	Should it be necessary to ferry the Buyer’s delivered Aircraft to the location where the Base Flight Training shall take place, the additional flight time required for the ferry flight to and/or from the Base Flight Training field ****.

16.6.2.3	If the Base Flight Training is performed outside of the zone where the Seller usually performs such training, the ferry flight to the location where the Base Flight Training shall take place shall be performed by a crew composed of the Seller’s and/or the Buyer’s or its Operator´s qualified pilots, in accordance with the relevant Aviation Authority’s regulations related to the place of performance of the Base Flight Training.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 58/81

16.6.3	Flight Crew Line Initial Operating Experience

In order to assist the Buyer or its Operator with initial operating experience after Delivery of the first Aircraft, the Seller shall provide to the Buyer or its Operator pilot Instructor(s) as set forth in Appendix A to this Clause 16.

Should the Buyer request, subject to the Seller’s consent, such Seller pilot Instructors to perform any other flight support during the flight crew line initial operating period, such as but not limited to line assistance, demonstration flight(s), ferry flight(s) or any flight(s) required by the Buyer or its Operator during the period of entry into service of the Aircraft, it is understood that such flight(s) shall be deducted from the flight crew line initial operating experience allowance set forth in Appendix A hereto.

It is hereby understood by the Parties that the Seller’s pilot Instructors shall only perform the above flight support services to the extent they bear the relevant qualifications to do so.

16.6.4	Type Specific Cabin Crew Training Course

The Seller shall provide type specific training for cabin crews, at one of the locations defined in Clause 16.2.1.

If the Buyer’s Aircraft is to incorporate special features, the type specific cabin crew training course shall be performed no earlier than **** before the scheduled Delivery Date of the Buyer’s first Aircraft.

16.6.5	Training on Aircraft

During any and all flights performed in accordance with this Clause 16.6, the Buyer or its Operator shall bear full responsibility for the aircraft upon which the flight is performed, including but not limited to any required maintenance, all expenses such as fuel, oil or landing fees and the provision of insurance in line with Clause 16.13.

The Buyer or its Operator shall assist the Seller, if necessary, in obtaining the validation of the licenses of the Seller’s pilots performing Base Flight Training or initial operating experience by the Aviation Authority of the place of registration of the Aircraft.

16.7	Performance / Operations Courses

The Seller shall provide performance/operations training for the Buyer’s or its Operator´s personnel as defined in Appendix A to this Clause 16.

The available courses shall be listed in the Seller’s Customer Services Catalog current at the time of the course.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 59/81

16.8	Maintenance Training

16.8.1	The Seller shall provide maintenance training for the Buyer’s or its Operator´s ground personnel as further set forth in Appendix A to this Clause 16.

The available courses shall be as listed in the Seller’s Customer Services Catalog current at the time of the course.

The practical training provided in the frame of maintenance training shall be performed on the training devices in use in the Seller’s Training Centers.

16.8.2	Practical Training on Aircraft

Notwithstanding Clause 16.8.1 above, upon the Buyer’s or its Operator´s request, the Seller may provide Instructors for the performance of practical training on aircraft (“Practical Training”).

Irrespective of the location at which the training takes place, the Buyer or its Operator shall provide at its own cost an aircraft for the performance of the Practical Training.

Should the Buyer or its Operator require the Seller’s Instructors to provide Practical Training at facilities selected by the Buyer or its Operator, such training shall be subject to prior approval of the facilities by the Seller. All costs related to such Practical Training, including but not limited to the Seller’s approval of the facilities, shall be borne by the Buyer or its Operator.

The provision of a Seller Instructor for the Practical Training shall be deducted from the trainee days allowance defined in Appendix A to this Clause 16, subject to the conditions detailed in Paragraph 4.4 thereof.

16.9	Supplier and Propulsion Systems Manufacturer Training

Upon the Buyer’s or its Operator´s request, the Seller shall provide to the Buyer the list of the maintenance and overhaul training courses provided by major Suppliers and the Propulsion Systems Manufacturer on their respective products.

16.10	Proprietary Rights

All proprietary rights, including but not limited to patent, design and copyrights, relating to the Seller’s training data and documentation shall remain with the Seller and/or its Affiliates and/or its Suppliers, as the case may be.

These proprietary rights shall also apply to any translation into a language or languages or media that may have been performed or caused to be performed by the Buyer.

16.11	Confidentiality

The Seller’s training data and documentation are designated as confidential and as such are provided to the Buyer or its Operator for the sole use of the Buyer or its Operator, for training of its own personnel, who undertakes not to disclose the content thereof in whole or in part, to any third party without the prior written consent of the Seller, save as permitted herein or otherwise pursuant to any government or legal requirement imposed upon the Buyer or its Operator.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 60/81

In the event of the Seller having authorized the disclosure of any training data and documentation to third parties either under this Agreement or by an express prior written authorization, the Buyer or its Operator shall cause such third party to agree to be bound by the same conditions and restrictions as the Buyer or its Operator with respect to the disclosed training data and documentation and to use such training data and documentation solely for the purpose for which they are provided.

16.12	Transferability

Save as provided in Clause 21.1, the Buyer’s rights under this Clause 16 may not be assigned, sold, transferred, novated or otherwise alienated by operation of law or otherwise, without the Seller’s prior written consent, which consent shall not be unreasonably withheld.

16.13	Indemnities and Insurance

INDEMNIFICATION PROVISIONS AND INSURANCE REQUIREMENTS APPLICABLE TO THIS CLAUSE 16 ARE AS SET FORTH IN CLAUSE 19.

THE BUYER OR THE OPERATOR SHALL PROVIDE THE SELLER WITH AN ADEQUATE INSURANCE CERTIFICATE PRIOR TO ANY TRAINING ON AIRCRAFT.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 61/81

APPENDIX “A” TO CLAUSE 16

TRAINING ALLOWANCE

For the avoidance of doubt, all quantities indicated below are the total quantities granted for the whole of the Buyer’s fleet of **** Aircraft firmly ordered, unless otherwise specified.

The contractual training courses defined in this Appendix A shall be provided up to ****.

Notwithstanding the above, flight operations training courses granted per firmly ordered Aircraft in this Appendix A shall be provided by the Seller within a period starting **** said Aircraft Delivery.

Any deviation to said training delivery schedule shall be mutually agreed between the Buyer and the Seller.

1	FLIGHT OPERATIONS TRAINING

1.1	****

The Seller shall provide ****

1.2	****

The Seller shall provide ****

1.3	****

The Seller shall provide ****.

1.4	****

The Seller shall provide to the Buyer or its Operator ****

Unless otherwise agreed during the Training Conference, in order to follow the Aircraft Delivery schedule, ****.

1.5	****

The Seller shall provide to the Buyer or its Operator ****.

1.6	****

****

2	PERFORMANCE / OPERATIONS COURSE(S)

The Seller shall provide to the Buyer or its Operator ****.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 62/81

3	MAINTENANCE TRAINING

3.1	The Seller shall provide to the Buyer or its Operator. ****.

3.2	The Seller shall provide to the Buyer or its Operator ****.

4	TRAINEE DAYS ACCOUNTING

Trainee days are counted as follows:

4.1	For instruction at the Seller’s Training Centers: one (1) day of instruction for one (1) trainee equals one (1) trainee day. The number of trainees originally registered at the beginning of the course shall be counted as the number of trainees to have taken the course.

4.2	For instruction outside of the Seller’s Training Centers: one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of twelve (12) trainee days, except for structure maintenance training course(s).

4.3	For structure maintenance training courses outside the Seller’s Training Center(s), one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or the minimum number of trainees as indicated in the Seller’s Customer Services Catalog.

4.4	For practical training, whether on training devices or on aircraft, one (1) day of instruction by one (1) Seller Instructor equals the actual number of trainees attending the course or a minimum of six (6) trainee days.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 63/81

17	EQUIPMENT SUPPLIER PRODUCT SUPPORT

17.1	Equipment Supplier Product Support Agreements

17.1.1	The Seller has obtained enforceable and transferable product support agreements from Suppliers of Supplier Parts, the benefit of which is hereby accepted by the Buyer and such benefit may be assigned to the Operator of the Aircraft. Said agreements become enforceable as soon as and for as long as an operator is identified as an Airbus aircraft operator.

17.1.2	These agreements are based on the “World Airlines Suppliers Guide”, are made available to the Buyer or its Operator through the SPSA Application, and include Supplier commitments contained in the “Supplier Product Support Agreements”, as defined in Clause 12.3.1.3, which include the following provisions:

17.1.2.1	Technical data and manuals required to operate, maintain, service and overhaul the Supplier Parts. Such technical data and manuals shall be prepared in accordance with the applicable provisions of ATA Specification including revision service and be published in the English language. The Seller shall recommend that a software user guide, where applicable, be supplied in the form of an appendix to the Component Maintenance Manual, such data shall be provided in compliance with the applicable ATA Specification;

17.1.2.2	Warranties and guarantees, including standard warranties. In addition, landing gear Suppliers shall provide service life policies for selected structural landing gear elements;

17.1.2.3	Training to ensure efficient operation, maintenance and overhaul of the Supplier Parts for the Buyer’s or its Operator’s instructors, shop and line service personnel;

17.1.2.4	Spares data in compliance with ATA iSpecification 2200, initial provisioning recommendations, spare parts and logistics service including routine and expedite deliveries;

17.1.2.5	Technical service to assist the Buyer or its Operator with maintenance, overhaul, repair, operation and inspection of Supplier Parts as well as required tooling and spares provisioning.

17.2	Supplier Compliance

The Seller shall monitor Suppliers’ compliance with support commitments defined in the Supplier Product Support Agreements and shall, if necessary, jointly take remedial action with the Buyer.

17.3	Nothing in this Clause 17 shall be construed to prevent or limit the Buyer or its Operator from entering into direct negotiations with a Supplier with respect to different or additional terms and conditions applicable to Suppliers Parts selected by the Buyer to be installed on the Aircraft.

Execution Version
Avolon – A330neo Purchase Agreement, ref CLC-CT1404183
December 2014	Page 64/81

17.4	Familiarization Training

Upon the Buyer’s or its Operator’s request, the Seller shall provide the Buyer or its Operator with Supplier Product Support Agreements familiarization training at the Seller’s facilities in Blagnac, France. An on-line training module shall be further available through AirbusWorld, access to which shall be subject to the “General Terms and Conditions of Access to and Use of AirbusWorld” (hereinafter the “GTC”), as set forth in Part 2 of Exhibit I to this Agreement.

Execution Version
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18	BUYER FURNISHED EQUIPMENT

18.1	Administration

18.1.1.1	In accordance with the Specification, the Seller shall install those items of equipment that are identified in the Specification as being furnished by the Buyer (“Buyer Furnished Equipment” or “BFE”), provided that the BFE and the supplier of such BFE (the “BFE Supplier”) are referred to as offerable in the Airbus BFE Product Catalog valid at the time the BFE Supplier is selected.

18.1.1.2	Notwithstanding the foregoing and without prejudice to Clause 2.4, if the Buyer wishes to install BFE manufactured by a supplier who is not referred to in the Airbus BFE Product Catalog, the Buyer shall so inform the Seller and the Seller shall conduct a feasibility study of the Buyer’s request, in order to consider approving such supplier, provided that such request is compatible with the Seller’s industrial planning and the associated Scheduled Delivery Month for the Buyer’s Aircraft. In addition, it is a prerequisite to such approval that the considered supplier be qualified by the Seller’s Aviation Authorities to produce equipment for installation on civil aircraft. Any approval of a supplier by the Seller shall be performed at the Buyer’s expense. The Buyer shall cause any BFE supplier approved under this Clause 18.1.1.2 (each an “Approved BFE Supplier”) to comply with the conditions set forth in this Clause 18 and specifically Clause 18.2.

Except for the specific purposes of this Clause 18.1.1.2, the term “BFE Supplier” shall be deemed to include Approved BFE Suppliers.

18.1.2.1	The Seller shall advise the Buyer reasonably in advance of the dates by which, in the planned release of engineering for the Aircraft, the Seller requires a written detailed engineering definition, encompassing a Declaration of Design and Performance (the “BFE Engineering Definition”). The Seller shall provide to the Buyer and/or the BFE Supplier(s), within an appropriate timeframe, the necessary interface documentation to enable the development of the BFE Engineering Definition.

The BFE Engineering Definition shall include the description of the dimensions and weight of BFE, the information related to its certification and the information necessary for the installation and operation thereof, including when applicable 3D models compatible with the Seller’s systems. The Buyer shall furnish, or cause the BFE Suppliers to furnish, the BFE Engineering Definition by the dates specified.

Thereafter, the BFE Engineering Definition shall not be revised, except through an SCN executed in accordance with Clause 2.

18.1.2.2	The Seller shall also provide in due time to the Buyer a schedule of dates and the shipping addresses for delivery of the BFE and, where requested by the Seller, additional spare BFE to permit installation in the Aircraft and Delivery of the Aircraft in accordance with the Aircraft delivery schedule. The Buyer shall provide, or cause the BFE Suppliers to provide, the BFE by such dates in a serviceable condition, in order to allow performance of any assembly, installation, test or acceptance process in accordance with the Seller’s industrial schedule. In order to facilitate the follow-up of the timely receipt of BFE, the Buyer shall, upon the Seller’s request, provide to the Seller dates and references of all BFE purchase orders placed by the Buyer.

The Buyer shall also provide, when requested by the Seller, at AIRBUS OPERATIONS S.A.S. works in TOULOUSE (FRANCE) and/or at AIRBUS

Execution Version
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OPERATIONS GmbH Works in HAMBURG (GERMANY) adequate field service including support from BFE Suppliers to act in a technical advisory capacity to the Seller in the installation, calibration and possible repair of any BFE.

18.1.3	Without prejudice to the Buyer’s obligations hereunder, in order to facilitate the development of the BFE Engineering Definition, the Seller shall organize meetings between the Buyer and BFE Suppliers. The Buyer hereby agrees to participate in such meetings and to provide adequate technical and engineering expertise to reach decisions within the defined timeframe.

In addition, throughout the development phase and up to Delivery of the Aircraft to the Buyer, the Buyer agrees:

•	to monitor the BFE Suppliers and ensure that they shall enable the Buyer to fulfil its obligations, including but not limited to those set forth in the Customization Milestone Chart;

•	that, should a timeframe, quality or other type of risk be identified at a given BFE Supplier, the Buyer shall allocate resources to such BFE Supplier so as not to jeopardize the industrial schedule of the Aircraft;

•	for major BFE, including, but not being limited to, seats, galleys and IFE (“Major BFE”) to participate on a mandatory basis in the specific meetings that take place between BFE Supplier selection and BFE delivery, namely:

•	Preliminary Design Review (“PDR”),

•	Critical Design Review (“CDR”);

•	to attend the First Article Inspection (“FAI”) for the first shipset of all Major BFE. Should the Buyer not attend such FAI, the Buyer shall delegate the FAI to the BFE Supplier and confirmation thereof shall be supplied to the Seller in writing;

•	to attend the Source Inspection (“SI”) that takes place at the BFE Supplier’s premises prior to shipping, for each shipset of all Major BFE. Should the Buyer not attend such SI, the Buyer shall delegate the SI to the BFE Supplier and confirmation thereof shall be brought to the Seller in writing. Should the Buyer not attend the SI, the Buyer shall be deemed to have accepted the conclusions of the BFE Supplier with respect to such SI.

The Seller shall be entitled to attend the PDR, the CDR and the FAI. In doing so, the Seller’s employees shall be acting in an advisory capacity only and at no time shall they be deemed to be acting as Buyer’s employees or agents, either directly or indirectly.

18.1.4	The BFE shall be imported into FRANCE or into GERMANY by the Buyer under a suspensive customs system (“Régime de l’entrepôt douanier ou régime de perfectionnement actif “ or “Zollverschluss”) without application of any French or German tax or customs duty, and shall be Delivered At Place (DAP) according to the Incoterms, to the following shipping addresses:

AIRBUS OPERATIONS S.A.S.

316 Route de Bayonne

31300 TOULOUSE

FRANCE

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or

AIRBUS OPERATIONS GmbH

Kreetslag 10

21129 HAMBURG

GERMANY

or such other location as may be specified by the Seller.

18.2	Applicable Requirements

The Buyer is responsible, **** to ensure that the BFE shall:

•	meet the requirements of the applicable Specification of the Aircraft, and

•	be delivered with the relevant certification documentation, including but not limited to the DDP, and

•	comply with the BFE Engineering Definition, and

•	comply with applicable requirements incorporated by reference to the Type Certificate and listed in the Type Certificate Data Sheet, and

•	be approved by the Aviation Authority issuing the Export Airworthiness Certificate and by the Buyer’s Aviation Authority for installation and use on the Aircraft at the time of Delivery of the Aircraft, and

•	not infringe any patent, copyright or other intellectual property right of the Seller or any third party, and

•	not be subject to any legal obligation or other encumbrance that may prevent, hinder or delay the installation of the BFE in the Aircraft and/or the Delivery of the Aircraft.

The Seller shall be entitled to refuse any item of BFE that it considers incompatible with the Specification, the BFE Engineering Definition or the certification requirements.

18.3	Buyer’s Obligation and Seller’s Remedies

18.3.1	Any delay or failure by the Buyer or the BFE Suppliers in:

•	complying with the foregoing warranty or in providing the BFE Engineering Definition or field service mentioned in Clause 18.1.2.2, or

•	furnishing the BFE in a serviceable condition at the requested delivery date, or

•	obtaining any required approval for such BFE equipment under the above mentioned Aviation Authorities’ regulations,

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may delay the performance of any act to be performed by the Seller, including Delivery of the Aircraft. The Seller shall not be responsible for such delay which shall cause the Final Price of the Aircraft to be adjusted in accordance with the updated delivery schedule and to include in particular the amount of the Seller’s additional costs attributable to such delay or failure by the Buyer or the BFE Suppliers, such as storage, taxes, insurance and costs of out-of-sequence installation.

18.3.2	In addition, in the event of any delay or failure mentioned in 18.3.1 above, the Seller may:

****

****

18.4	Title and Risk of Loss

Title to and risk of loss of any BFE shall at all times remain with the Buyer except that risk of loss (limited to cost of replacement of said BFE) shall be with the Seller for as long as such BFE is under the care, custody and control of the Seller.

18.5	Disposition of BFE Following Termination

18.5.1	If a termination of this Agreement by the Seller pursuant to the provisions of Clause 20 occurs with respect to an Aircraft in which all or any part of the BFE has been installed prior to the date of such termination, the Seller shall be entitled, but not required, to remove all items of BFE that can be removed without damage to the Aircraft and to undertake commercially reasonable efforts to facilitate the sale of such items of BFE to other customers, retaining and applying the proceeds of such sales to reduce the Seller’s damages resulting from the termination.

18.5.2	The Buyer shall cooperate with the Seller in facilitating the sale of BFE pursuant to Clause 18.5.1 and shall be responsible for all costs incurred by the Seller in removing and facilitating the sale of such BFE. ****.

18.5.3	The Seller shall notify the Buyer as to those items of BFE not sold by the Seller pursuant to Clause 18.5.1 above and, at the Seller’s request, the Buyer shall undertake to remove such items from the Seller’ facility within of the date **** of such notice. The Buyer shall have no claim against the Seller for damage, loss or destruction of any item of BFE removed from the Aircraft and not removed from Seller’s facility within such period.

18.5.4	The Buyer shall have no claim against the Seller for damage to or destruction of any item of BFE damaged or destroyed in the process of being removed from the Aircraft in accordance with this Clause 18.5, provided that the Seller shall use reasonable care in such removal.

18.5.5	The Buyer shall grant the Seller title to any BFE items that cannot be removed from the Aircraft in accordance with this Clause 18.5 without causing damage to the Aircraft or rendering any system in the Aircraft unusable.

Execution Version
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19	INDEMNIFICATION AND INSURANCE

19.1	Indemnities Relating to Inspection, Technical Acceptance Process and Ground Training

19.1.1	The Seller shall, except in case of Gross Negligence of the Buyer, its Operator, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer, its Operator, its Affiliates and each of their respective directors, officers, agents, employees and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

(i)	loss of, or damage to, the Seller’s property;

(ii)	injury to, or death of, the directors, officers, agents or employees of the Seller;

(iii)	any damage caused by the Seller to third parties arising out of, or in any way connected with, any ground check, check or controls under Clause 6 or Clause 8 of this Agreement and/or Ground Training Services ; and

(iv)	any damage caused by the Buyer or its Operator and/or the Seller to third parties arising out of, or in any way connected with, technical acceptance flights under Clause 8 of this Agreement.

19.1.2	The Buyer shall, or shall cause the Operator to, except in case of Gross Negligence of the Seller, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates and each of their respective directors, officers, agents, employees, sub-contractors and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

(i)	loss of, or damage to, the Buyer’s or its Operator’s property;

(ii)	injury to, or death of, the directors, officers, agents or employees of the Buyer or its Operator; and

(iii)	any damage caused by the Buyer or its Operator to third parties arising out of, or in any way connected with, any ground check, check or controls under Clause 6 or Clause 8 of this Agreement and/or Ground Training Services.

19.2	Indemnities Relating to Training on Aircraft after Delivery

19.2.1	The Buyer shall, or shall cause the Operator to, except in the case of Gross Negligence of the Seller, its directors, officers, agents and employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates and each of their respective directors, officers, agents, employees, sub-contractors and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) incident thereto or incident to successfully establishing the right to indemnification in respect of:

(i)	injury to, or death of, any person (including any of the Buyer’s or its Operator’s directors, officers, agents and employees, but not directors, officers, agents and employees of the Seller); and

(ii)	loss of, or damage to, any property and for loss of use thereof (including the aircraft on which the Aircraft Training Services are performed),

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arising out of, or in any way connected with, the performance of any Aircraft Training Services.

19.2.2	The foregoing indemnity shall not apply with respect to the Seller’s legal liability towards any person other than the Buyer, or its Operator its directors, officers, agents or employees arising out of an accident caused solely by a product defect in the Aircraft delivered to and accepted by the Buyer or its Operator hereunder.

19.3	Indemnities relating to Seller Representatives Services

19.3.1	The Buyer shall, or shall cause the Operator to, except in case of Gross Negligence of the Seller, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Seller, its Affiliates and each of their respective directors, officers, agents, employees, sub-contractors and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of:

(i)	injury to, or death of, any person (except Seller’s Representatives); and

(ii)	loss of, or damage to, any property and for loss of use thereof; arising out of, or in any way connected with the Seller’s Representatives Services.

19.3.2	The Seller shall, except in case of Gross Negligence of the Buyer or its Operator, its directors, officers, agents or employees, be solely liable for and shall indemnify and hold harmless the Buyer or its Operator, its Affiliates and each of their respective directors, officers, agents, employees and insurers from and against all liabilities, claims, damages, costs and expenses (including legal expenses and attorney fees) in respect of all injuries to, or death of, the Seller’s Representatives arising out of, or in any way connected with the Seller’s Representatives Services.

19.4	Insurances

To the extent of the Buyer’s undertaking set forth in Clause 19.2.1, for all training periods on aircraft, the Buyer shall or shall cause its Operator to:

(i)	cause the Seller, its directors, officers, agents, employees, Affiliates and sub-contractors, and their respective insurers, to be named as additional insureds under the Buyer’s Comprehensive Aviation Legal Liability insurance policies, including War Risks and Allied Perils such insurance shall include the AVN 52E Extended Coverage Endorsement Aviation Liabilities as well as additional coverage in respect of War and Allied Perils Third Parties Legal Liabilities Insurance; and

(ii)	with respect to the Buyer’s or its Operator’s Hull All Risks and Hull War Risks insurances and Allied Perils, cause the insurers of the Buyer’s or its Operator’s hull insurance policies to waive all rights of subrogation against the Seller, its directors, officers, agents, employees, Affiliates and sub-contractors, and their respective insurers.

Execution Version
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Any applicable deductible shall be borne by the Buyer or the Buyer shall cause its Operator to bear such deductible.

With respect to the above policies, the Buyer shall, or shall cause its Operator to furnish to the Seller, not less than seven (7) Business Days prior to the start of any such training period, certificates of insurance from the Buyer’s or its Operator’s insurance broker(s), in English, evidencing the limit of liability cover and period of insurance in a form acceptable to the Seller certifying that such policies have been endorsed as follows:

(i)	under the Comprehensive Aviation Legal Liability Insurances, the Buyer’s or its Operator’s policies are primary and non-contributory to any insurance maintained by the Seller;

(ii)	such insurance can only be cancelled or materially altered by the giving of not less than thirty (30) days (but seven (7) days or such lesser period as may be customarily available in respect of War Risks and Allied Perils) prior written notice thereof to the Seller; and

(iii)	under any such cover, all rights of subrogation against the Seller, its directors, officers, agents, employees, Affiliates and sub-contractors, and their respective insurers, have been waived to the extent of the Buyer’s or its Operator’s undertaking and specifically referring to Clause 19.2.1 and to this Clause 19.4.

19.5	Notice of Claims

If any claim is made or suit is brought against either party or the Operator (or any of their respective directors, officers, agents, employees, Affiliates and sub-contractors) for damages for which liability has been assumed by the other party in accordance with the provisions of this Agreement, the party against which a claim is so made or suit is so brought shall promptly give notice to the other party, and the latter shall (unless otherwise requested by the party against which a claim is so made or suit is so brought, in which case the other party nevertheless shall have the right to) assume and conduct the defence thereof, or effect any settlement which it, in its opinion, deems proper.

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20	TERMINATION

20.1	Termination for Insolvency

In the event that either the Seller or the Buyer:

(a)	makes a general assignment for the benefit of creditors or becomes insolvent;

(b)	files a voluntary petition in bankruptcy;

(c)	petitions for or acquiesces in the appointment of any receiver, trustee or similar officer to liquidate or conserve its business or any substantial part of its assets;

(d)	commences under the laws of any competent jurisdiction any proceeding involving its insolvency, bankruptcy, readjustment of debt, liquidation or any other similar proceeding for the relief of financially distressed debtors;

(e)	becomes the object of any proceeding or action of the type described in (c) or (d) above and such proceeding or action remains undismissed or unstayed for a period of at least ****; or

(f)	is divested of a substantial part of its assets for a period of at least ****,

then the other party may, to the full extent permitted by law, by written notice, terminate all or part of this Agreement.

20.2	Termination for Non-Payment of Predelivery Payments

If for any Aircraft the Buyer fails to make any Predelivery Payments at the time, in the manner and in the amount specified in Clause 5.3, the Seller **** may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

20.3	Termination for Failure to Take Delivery

If the Buyer fails to comply with its obligations as set forth under Clause 8 and/or Clause 9, or fails to pay the Final Price of the Aircraft when due ****.

****, the Seller may, by written notice, terminate all or part of this Agreement with respect to undelivered Aircraft.

All costs referred to in Clause 9.2.3 and relating to the period between the notified date of delivery (as referred to in Clause 9.2.1) and the date of termination of all or part of this Agreement shall be borne by the Buyer.

20.4	Termination for Default under other Agreements

If the Buyer or any of its Affiliates fails to perform or comply with

(i)	****

(ii)	****,

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in each case between the Buyer or any of its Affiliates and the Seller or any of its Affiliates (each a “Relevant Agreement”) and such failure is not remedied on or before the later of

a)	****

b)	****

then the Seller may, by written notice to the Buyer, terminate all or part of this Agreement with respect to the undelivered Aircraft.

20.5	General

20.5.1	To the full extent permitted by law, the termination of all or part of this Agreement pursuant to Clauses 20.1, 20.2, 20.3 and 20.4 shall become effective immediately upon receipt by the relevant party of the notice of termination sent by the other party without it being necessary for either party to take any further action or to seek any consent from the other party arbitral panel having jurisdiction.

20.5.2	The right for either party under Clause 20.1 and for the Seller under Clauses 20.2, 20.3, and 20.4 to terminate all or part of this Agreement shall be without prejudice to any other rights and remedies available to such party to seek termination of all or part of this Agreement before any arbitral panel having jurisdiction pursuant to any failure by the other party to perform its obligations under this Agreement.

20.5.3	If the party taking the initiative of terminating this Agreement decides to terminate part of it only, the notice sent to the other party shall specify those provisions of this Agreement which shall be terminated.

20.5.4	****

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21	ASSIGNMENTS AND TRANSFERS

21.1	Assignments by Buyer

Except as hereinafter provided, the Buyer may not sell, assign, novate or transfer its rights and obligations under this Agreement to any person without the prior written consent of the Seller.

21.1.1	****

****

21.1.2	Assignments for Delivery Financing

The Buyer shall be entitled to assign its rights under this Agreement at any time in connection with the financing of its obligation to pay the Final Price subject to such assignment being in form and substance acceptable to the Seller.

21.1.3	Assignment in case of lease

****

****

****

****

****

****

****

21.1.4	Assignment of Right to Take Title to the Aircraft

The Buyer shall be entitled to assign its right to take title to the Aircraft at Delivery to a trust, other special purpose entity or other operating lessor controlled directly or indirectly by the Buyer, provided that (i) the assignment does not, in the Seller’s judgment, adversely affect the Seller’s rights under the Agreement, and (ii) the transferee and the Buyer execute a purchase agreement assignment in form and substance acceptable to the Seller.

21.2	****

****

21.2.1	Transfer of Rights and Obligations upon Restructuring

In the event that the Seller is subject to a corporate restructuring having as its object the transfer of, or succession by operation of law in, all or a substantial part of its assets and liabilities, rights and obligations, including those existing under this Agreement, to a person (“the Successor”) under the control of the ultimate

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controlling shareholders of the Seller at the time of that restructuring, for the purpose of the Successor carrying on the business carried on by the Seller at the time of the restructuring, such restructuring shall be completed without consent of the Buyer following notification by the Seller to the Buyer in writing. The Buyer recognises that succession of the Successor to the Agreement by operation of law, which is valid under the law pursuant to which that succession occurs, shall be binding upon the Buyer.

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22	MISCELLANEOUS PROVISIONS

22.1	Data Retrieval

On the Seller’s reasonable request, the Buyer or its Operator shall provide the Seller with all the necessary data, as customarily compiled by the Buyer and pertaining to the operation of the Aircraft, to assist the Seller in making an efficient and coordinated survey of all reliability, maintenance, operational and cost data with a view to monitoring the efficient and cost effective operations of the Airbus fleet worldwide.

22.2	Notices

All notices and requests required or authorized hereunder shall be given in writing either by personal delivery to an authorized representative of the party to whom the same is given or by registered mail (return receipt requested), express mail (tracking receipt requested) or by facsimile to be confirmed by subsequent tracked express mail, and the date upon which any such notice or request is so personally delivered or if such notice or request is given by registered mail, the date upon which it is received by the addressee or, if given by facsimile, the date upon which it is sent with a correct confirmation printout, provided that if such date of receipt is not a Business Day notice shall be deemed to have been received on the first following Business Day, shall be deemed to be the effective date of such notice or request.

Seller’s address for notices is:

AIRBUS

1 Rond-Point Maurice Bellonte

31707 Blagnac Cedex

France

Attention: VP Contracts

Fax: +33 (0)5 6193 4727

Buyer’s address for notices is:

Avolon Aerospace Leasing Limited

Building 1, The Oval

Shelbourne Road

Ballsbridge

Dublin 4

Ireland

Attention:        Chief Operations Officer

fax:        353 1 485 3242

Email: notices@avolon.aero

or such other address or such other person as the party receiving the notice or request may reasonably designate from time to time.

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22.3	Waiver

The failure of either party to enforce at any time any of the provisions of this Agreement, or to exercise any right herein provided, or to require at any time performance by the other party of any of the provisions hereof, shall in no way be construed to be a present or future waiver of such provisions nor in any way to affect the validity of this Agreement or any part thereof or the right of the other party thereafter to enforce each and every such provision. The express waiver (whether made one (1) or several times) by either party of any provision, condition or requirement of this Agreement shall not constitute a waiver of any future obligation to comply with such provision, condition or requirement.

22.4	Law and Jurisdiction

22.4.1	This Agreement is governed by and shall be construed in accordance with the laws of England.

22.4.2	Any dispute arising out of or in connection with this Agreement, including but not limited to its existence, validity, interpretation, implementation, breach, termination and/or enforcement, shall be referred to and finally settled by arbitration, under the Rules of Arbitration of the International Chamber of Commerce, by three (3) arbitrators appointed in accordance with such rules.

Arbitration shall take place in London in the English language.

22.5	Contracts (Rights of Third Parties) Act 1999

The parties do not intend that any term of this Agreement shall be enforceable solely by virtue of the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party to this Agreement.

The parties may rescind, vary, waive, release, assign, novate or otherwise dispose of all or any of their respective rights or obligations under this Agreement in accordance with the terms hereof without the consent of any person who is not a party to this Agreement.

22.6	International Supply Contract

The Buyer and the Seller recognise that this Agreement is an international supply contract which has been the subject of discussion and negotiation, that all its terms and conditions are fully understood by the parties, and that the Specification and price of the Aircraft and the other mutual agreements of the parties set forth herein were arrived at in consideration of, inter alia, all the provisions hereof specifically including all waivers, releases and renunciations by the Buyer set out herein.

The Buyer and the Seller hereby also agree that the United Nations Convention on Contracts for the International Sale of Goods shall not apply to this transaction.

22.7	Severability

In the event that any provision of this Agreement should for any reason be held ineffective, the remainder of this Agreement shall remain in full force and effect. To the extent permitted by applicable law, each party hereto hereby waives any provision of law, which renders any provision of this Agreement prohibited or unenforceable in any respect.

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22.8	Alterations to Contract

This Agreement including all Exhibits and Appendices and any other document agreed in writing by the Parties as being part of this Agreement contains the entire agreement between the parties with respect to the subject matter hereof and supersedes any previous understandings, commitments or representations whatsoever oral or written in respect thereto. This Agreement shall not be varied except by an instrument in writing of date even herewith or subsequent hereto executed by both parties or by their duly authorised representatives.

22.9	Language

All correspondence, documents and any other written matters in connection with this Agreement shall be in English.

22.10	Counterparts

This Agreement has been executed in two (2) original copies.

Notwithstanding the above, this Agreement may be executed by the parties in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute one and the same Agreement.

22.11	Inconsistencies

In the event of any inconsistency between the terms of this Agreement and the terms contained in either (i) the Specification, or (ii) any other Exhibit, in each such case the terms of this Agreement shall prevail over the terms of the Specification or any other Exhibit. For the purpose of this Clause 22.11, the term Agreement shall not include the Specification or any other Exhibit hereto.

22.12	Confidentiality

22.12.1	This Agreement including any Exhibits, other documents or data exchanged between the Buyer and the Seller for the fulfilment of their respective obligations under the Agreement shall be treated by both parties as confidential and shall not be released in whole or in part to any third party except as may be required by law, or to professional advisors, technical advisors and shareholders for the purpose of implementation hereof.

In particular, both parties agree:

•	not to make any press release concerning the whole or any part of the contents and/or subject matter hereof or of any future addendum hereto without the prior written consent of the other party hereto.

-****

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****

****

****

****

****

The provisions of this Clause 22.12 shall survive any termination of this Agreement for a period of ****.

****

****

****

****

****

Execution Version
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IN WITNESS WHEREOF this Agreement was entered into the day and year first above written.

For and on behalf of		For and on behalf of

AVOLON AEROSPACE
LEASING LIMITED		AIRBUS S.A.S.

Name:	/s/ John Higgins	Name:	/s/ Christophe Mourey

Title:	Director	Title:	Senior Vice President Contracts

Execution Version
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EXHIBIT A

SPECIFICATION

The A330 Standard Specification is contained in a separate folder.

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit B, ref CLC-CT 1404183

December 2014

Appendix 1 to Exhibit A:

Appendix 1 to Exhibit A:

****

****

****	****
****

****	****
****	****	****
****	****	****
****	****	****
****	****	****
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Execution Version

Avolon A330neo – Purchase Agreement - Exhibit B, ref CLC-CT 1404183

December 2014

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Execution Version

Avolon A330neo – Purchase Agreement - Exhibit B, ref CLC-CT 1404183

December 2014

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Execution Version

Avolon A330neo – Purchase Agreement - Exhibit B, ref CLC-CT 1404183

December 2014

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Execution Version

Avolon A330neo – Purchase Agreement - Exhibit B, ref CLC-CT 1404183

December 2014

EXHIBIT B

EXHIBIT B-1: FORM OF A SPECIFICATION CHANGE NOTICE

EXHIBIT B-2: FORM OF A MANUFACTURER’S SPECIFICATION CHANGE NOTICE

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit B, ref CLC-CT 1404183

December 2014

EXHIBIT B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Title:

Description:

Effect on weight:

Manufacturer’s Weight Empty change:

Operational Weight Empty change:

Allowable Payload change:

Remarks / References

Specification changed by this SCN

This SCN requires prior or concurrent acceptance of the following SCN (s):

Price per aircraft

US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on                      AIRCRAFT N°                      and subsequent.

Provided approval is received by

Buyer approval	Seller approval

By:	By:

Date:	Date:

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit B-1, ref CLC-CT 1404183

December 2014

EXHIBIT B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Specification repercussion:

After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit B-1, ref CLC-CT 1404183

December 2014

EXHIBIT B-1

SPECIFICATION CHANGE NOTICE (SCN)	For SCN Number Issue Dated Page

Scope of change (FOR INFORMATION ONLY)

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit B-1, ref CLC-CT 1404183

December 2014

EXHIBIT B-2

MANUFACTURER’S SPECIFICATION CHANGE NOTICE (MSCN)	For MSCN Number Issue Dated Page

Title:

Description:

Effect on weight:

Manufacturer’s Weight Empty change:

Operational Weight Empty change:

Allowable Payload change:

Remarks / References

Specification changed by this MSCN

Price per aircraft

US DOLLARS:

AT DELIVERY CONDITIONS:

This change will be effective on                      AIRCRAFT N°                      and subsequent.

Provided MSCN is not rejected by

Buyer approval	Seller approval

By:	By:

Date:	Date:

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit B-2, ref CLC-CT 1404183

December 2014	Page 11 of 43

EXHIBIT B-2

For
MANUFACTURER’S SPECIFICATION CHANGE NOTICE	MSCN Number Issue
Dated
Page
(MSCN)

Specification repercussion:

After contractual agreement with respect to weight, performance, delivery, etc, the indicated part of the specification wording will read as follows:

Execution Version Avolon A330neo – Purchase Agreement - Exhibit B-2, ref CLC-CT 1404183
December 2014	Page 12 of 43

EXHIBIT B-2

For
MANUFACTURER’S SPECIFICATION CHANGE NOTICE	MSCN Number Issue
Dated
Page
(MSCN)

Scope of change (FOR INFORMATION ONLY)

Execution Version Avolon A330neo – Purchase Agreement - Exhibit B-2, ref CLC-CT 1404183
December 2014	Page 13 of 43

EXHIBIT C

AIRCRAFT PRICE REVISION FORMULA

1	BASE PRICE

****

2	BASE PERIOD

****

3	INDEXES

****

Execution Version Avolon A330neo – Purchase Agreement - Exhibit C, ref CLC-CT 1404183
December 2014

EXHIBIT C

4	REVISION FORMULA

****

5	GENERAL PROVISIONS

5.1	Roundings

****

5.2	Substitution of Indexes for Aircraft Price Revision Formula

****

5.3	Final Index Values

****

5.4	Limitation

****

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit C, ref CLC-CT 1404183

December 2014

EXHIBIT D

CERTIFICATE OF ACCEPTANCE

In accordance with the terms of [clause [—]] of the purchase agreement dated [day] [month] [year] and made between [insert name of the party to the Purchase Agreement] (the “Customer”) and Airbus S.A.S. as amended and supplemented from time to time (the “Purchase Agreement”), the technical acceptance tests relating to one Airbus A3[—]-[—] aircraft, bearing manufacturer’s serial number [—], and registration mark [—](the “Aircraft”) have taken place in [Blagnac/Hamburg].

In view of said tests having been carried out with satisfactory results, the Customer, [as agent of [insert the name of the lessor/SPC] (the “Owner”) pursuant to the [purchase agreement assignment] dated [day] [month] [year], between the Customer and the Owner] hereby approves the Aircraft as being in conformity with the provisions of the Purchase Agreement and accepts the Aircraft for delivery in accordance with the provisions of the Purchase Agreement.

Such acceptance shall not impair the rights that may be derived from the warranties relating to the Aircraft set forth in the Purchase Agreement.

Any right at law or otherwise to revoke this acceptance of the Aircraft is hereby irrevocably waived.

IN WITNESS WHEREOF, the Customer, [as agent of the Owner] has caused this instrument to be executed by its duly authorised representative this      day of [month], [year] in [Blagnac/Hamburg].

CUSTOMER [as agent of OWNER]

Name:

Title:

Signature:

Execution Version Avolon A330neo – Purchase Agreement - Exhibit D, ref CLC-CT 1404183 December 2014

EXHIBIT E

BILL OF SALE

Know all men by these presents that Airbus S.A.S., a Société par Actions Simplifiée existing under French law and having its principal office at 1 rond-point Maurice Bellonte, 31707 Blagnac Cedex, FRANCE (the “Seller”), was this [day] [month] [year] the owner of the title to the following airframe (the “Airframe”), the [engines/propulsion systems] as specified (the “[Engines/Propulsion Systems]”) and [all appliances, components, parts, instruments, accessories, furnishings, modules and other equipment of any nature], [excluding buyer furnished equipment (“BFE”),] incorporated therein, installed thereon or attached thereto on the date hereof (the “Parts”):

AIRFRAME:	[ENGINES/PROPULSION SYSTEMS]:

AIRBUS Model A3[—]-[—]	[Insert name of engine or propulsion system manufacturer] Model [—]

MANUFACTURER’S	ENGINE SERIAL NUMBERS:
SERIAL NUMBER: [—]	LH: [—]
RH: [—]

REGISTRATION MARK: [—]

[and [had] such title to the BFE as was acquired by it from [insert name of vendor of the BFE] pursuant to a bill of sale dated                      [month] [year] (the “BFE Bill of Sale”)].

The Airframe, [Engines/Propulsion Systems] and Parts are hereafter together referred to as the “Aircraft”.

The Seller did this      day of [month] [year], sell, transfer and deliver all of its above described rights, title and interest in and to the Aircraft [and the BFE] to the following entity and to its successors and assigns forever, said Aircraft [and the BFE] to be the property thereof:

[Insert Name/Address of Buyer]

(the “Buyer”)

The Seller hereby warrants to the Buyer, its successors and assigns that it had [(i)] good and lawful right to sell, deliver and transfer title to the Aircraft to the Buyer and that there was conveyed to the Buyer good, legal and valid title to the Aircraft, free and clear of all liens, claims, charges, encumbrances and rights of others and that the Seller will warrant and defend such title forever against all claims and demands whatsoever [and (ii) such title to the BFE as Seller has acquired from [insert name of vendor of the BFE] pursuant to the BFE Bill of Sale].

This Bill of Sale shall be governed by and construed in accordance with the laws of [same governing law as the Purchase Agreement].

IN WITNESS WHEREOF, the undersigned has caused this instrument to be executed by its duly authorized representative this      day of [month], [year] in [Blagnac/Hamburg].

AIRBUS S.A.S.

Name:

Title:

Signature:

Execution Version Avolon A330neo – Purchase Agreement - Exhibit E, ref CLC-CT 1404183 December 2014

EXHIBIT F

EXHIBIT F

SERVICE LIFE POLICY

LIST OF ITEMS

Execution Version Avolon A330neo – Purchase Agreement - Exhibit F, ref CLC-CT 1404183 December 2014

EXHIBIT F

1.1	SELLER SERVICE LIFE POLICY

1	The Items covered by the Service Life Policy pursuant to Clause 12.2 are those Seller Items of primary and auxiliary structure described hereunder.

2	WINGS - CENTER AND OUTER WING BOX (LEFT AND RIGHT)

2.1	Wing Structure

2.1.1	Spars

2.1.2	Ribs and stringers inside the wing box

2.1.3	Upper and lower wing skin panels of the wing box

2.2	Fittings

2.2.1	Support structure and attachment fittings for the flap structure

2.2.2	Support structure and attachment fitting for the engine pylons

2.2.3	Support structure and attachment fitting for the main landing gear

2.2.4	Support structure and attachment fitting for the center wing box

2.3	Auxiliary Support Structure

2.3.1	For the slats:

2.3.1.1	Ribs supporting the track rollers on wing box structure

2.3.1.2	Ribs supporting the actuators on wing box structure

2.3.2	For the ailerons:

2.3.2.1	Hinge brackets and ribs on wing box rear spar or shroud box

2.3.2.2	Actuator fittings on wing box rear spar or shroud box

2.3.3	For airbrakes, spoilers, lift dumpers:

2.3.3.1	Hinge brackets and ribs on wing box rear spar or shroud box

2.3.3.2	Actuator fittings on wing box rear spar or shroud box

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit F, ref CLC-CT 1404183

December 2014

EXHIBIT F

2.4	Pylon

2.4.1	For the Pylon Main Structural Box

2.4.1.1	Spars

2.4.1.2	Ribs

2.4.1.3	Skin, doublers and stiffeners

2.4.1.4	Support structure and attachment fitting for engine supports

3	FUSELAGE

3.1	Fuselage structure

3.1.1	Fore and aft bulkheads

3.1.2	Pressurized floors and bulkheads surrounding the main and nose gear wheel well and center wing box

3.1.3	Skins with doublers, stringers and frames from the forward pressure bulkheads to the frame supporting the rear attachment of horizontal stabilizer

3.1.4	Window and windscreen attachment structure but excluding transparencies

3.1.5	Passenger and cargo doors internal structure

3.1.6	Sills, excluding scuff plates, and upper beams surrounding passenger and cargo door apertures

3.1.7	Cockpit floor structure and passenger cabin floor beams excluding floor panels and seat rails

3.1.8	Keel beam structure

3.2	Fittings

3.2.1	Landing gear support structure and attachment fitting

3.2.2	Support structure and attachment fittings for the vertical and horizontal stabilizers

3.2.3	Support structure and attachment fitting for the APU

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit F, ref CLC-CT 1404183

December 2014

EXHIBIT F

4	STABILIZERS

4.1	Horizontal Stabilizer Main Structural Box

4.1.1	Spars

4.1.2	Ribs

4.1.3	Upper and lower skins and stringers

4.1.4	Support structure and attachment fitting to fuselage and trim screw actuator

4.1.5	Elevator support structure

4.1.5.1	Hinge bracket

4.1.5.2	Servocontrol attachment brackets

4.2	Vertical Stabilizer Main Structural Box

4.2.1	Spars

4.2.2	Ribs

4.2.3	Skins and stringers

4.2.4	Support structure and attachment fitting to fuselage

4.2.5	Rudder support structure

4.2.5.1	Hinge brackets

4.2.5.2	Servocontrol attachment brackets

5	EXCLUSIONS

Bearing and roller assemblies, bearing surfaces, bushings, fittings other than those listed above, access and inspection doors, including manhole doors, latching mechanisms, all system components, commercial interior parts, insulation and related installation and connecting devices are excluded from this Seller Service Life Policy.

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit F, ref CLC-CT 1404183

December 2014

EXHIBIT G

EXHIBIT G

TECHNICAL DATA & SOFTWARE

Execution Version Avolon A330neo – Purchase Agreement - Exhibit G, ref CLC-CT 1404183 December 2014

EXHIBIT G

TECHNICAL DATA & SOFTWARE

Where applicable, data shall be established in general compliance with the ATA 100 Information Standards for Aviation Maintenance and the applicable provisions for digital standard of ATA Specification 2200 (iSpec2200).

The Seller shall provide the Buyer with the following Technical Data (or such other equivalent Technical Data as may be applicable at the time of their provision to the Buyer).

1-	Airbus Flight Operations Data Package

The Airbus Flight Operations Data Package encompasses the following customised operational manuals required to operate the Aircraft:

•	Flight Manual (FM),

•	Flight Crew Operating Manual (FCOM),

•	Flight Crew Training Manual (FCTM),

•	Quick Reference Handbook (QRH),

•	Cabin Crew Operating Manual (CCOM),

•	Master Minimum Equipment List (MMEL),

•	Weight and Balance Manual (WBM).

1.1-	Format of Data

The Flight Operations Data Package shall be available on-line through the Seller’s customer portal AirbusWorld in extensible Mark-up Language (XML), for downloading and further data processing and customization, and/or in Portable Document Format (PDF), as applicable.

In addition, the Seller shall make available up to a maximum of two (2) QRH sets per Aircraft in paper format.

Upon the Buyer’s request, a back-up copy of the manuals of the Flight Operations Data Package may be provided off-line on CD or DVD.

1.2-	Availability Schedule

The Airbus Flight Operations Data Package, reflecting the Buyer’s Aircraft configuration, shall be available to the Buyer ninety (90) days before the Scheduled Delivery Month of the first Aircraft.

A preliminary customized MMEL shall be available one hundred eighty (180) days prior to the Scheduled Delivery Month of the first Aircraft.

The final issue of WBM and FM shall be made available at the time of each Aircraft Delivery.

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit G, ref CLC-CT 1404183

December 2014

EXHIBIT G

2-	Airbus Maintenance Technical Data Package

The Airbus Maintenance Technical Data Package encompasses the following customised maintenance data required for on-aircraft maintenance to ensure the continued airworthiness of the Aircraft:

•	Aircraft Maintenance Manual (AMM),

•	Aircraft Wiring Manual (AWM),

•	Aircraft Schematics Manual (ASM),

•	Aircraft Wiring Lists (AWL),

•	Illustrated Part Catalog (IPC),

•	Trouble Shooting Manual (TSM).

2.1-	Format of Data

The Airbus Maintenance Technical Data Package shall be available in the Airn@v/Maintenance module of the AirN@v software and shall be accessible on-line through the Seller’s customer portal AirbusWorld.

In addition, if so requested by the Buyer, the corresponding raw data in Standard Generalized Mark-up Language (SGML) format shall also be made available for download from the Seiler’s customer portal AirbusWorld.

Upon the Buyer’s request, a back-up copy of the data of the Airbus Maintenance Technical Data Package may be provided off-line on CD or DVD.

2.2-	Availability Schedule

The Airbus Maintenance Technical Data Package, reflecting the Buyer’s Aircraft configuration, shall be available to the Buyer ninety (90) days before the Scheduled Delivery Month of the first Aircraft.

Upon the Buyer’s request, where applicable, preliminary customized maintenance data may be available one hundred and eighty (180) days prior to the Scheduled Delivery Month of the first Aircraft.

3-	Non-customized Technical Data

Non-customised Technical Data, provided as part of the Maintenance Technical Data Package, shall be made available to the Buyer either in the corresponding Airn@v software module, as detailed in Clause 14.9 of the Agreement, or in PDF format, as applicable.

The Technical Data belonging to each AirN@v module and/or available in PDF format shall be as listed in the Seller’s Customer Services Catalog current at the time of the delivery of the Technical Data.

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit G, ref CLC-CT 1404183

December 2014

EXHIBIT G

Non-customised Technical Data shall be made available to the Buyer in accordance with a schedule to be mutually agreed between the Buyer and Seller no later than eighteen (18) months prior to the Scheduled Delivery Month of the first Aircraft.

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit G, ref CLC-CT 1404183

December 2014

EXHIBIT G

4-	Additional Technical Data

4.1	In addition to the Flight Operations Data Package and the Maintenance Technical Data Package, the Seller shall provide, at Delivery of each Aircraft, on-line access to the Aircraft mechanical drawings that cover installation of structure and systems fitted on the Buyer’s Aircraft at Delivery.

4.2	Within thirty (30) days after the Delivery of each Aircraft, the Seller shall provide:

•	the weighing report, for integration into the WBM by the Buyer,

•	the Electrical Load Analysis (ELA), in a format allowing further updating by the Buyer.

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit G, ref CLC-CT 1404183

December 2014

EXHIBIT “H”

EXHIBIT “H”

MATERIAL

SUPPLY AND SERVICES

Execution Version Avolon A330neo – Purchase Agreement - Exhibit H, ref CLC-CT 1404183 December 2014

EXHIBIT “H”

1.	GENERAL

1.1	Scope

1.1.1	This Exhibit “H” defines the terms and conditions for the support and services that may be offered by the Seller to the Buyer in the area of Material, as such term in defined in Article 1.2.1 hereafter.

1.1.2	References made to Articles shall refer to articles of this Exhibit “H” unless otherwise specified.

1.1.3	Notwithstanding the definition set forth in Clause 12.3.1 of the Agreement and for the exclusive purpose of this Exhibit “H”, the term “Supplier” shall mean any supplier providing any of the Material listed in Article 1.2.1 hereunder (each a “Supplier Part”).

1.1.4	The term “SPEC 2000” as used throughout this Exhibit “H” means the “E-Business Specification for Materiels Management” document published by the Air Transport Association of America.

1.2	Material Categories

1.2.1	Material covered by this Exhibit “H” is classified according to the following categories (hereinafter individually and collectively referred to as “Material”):

(i)	“Seller Parts” (corresponding to Seller’s proprietary Material bearing a part number of the Seller or Material for which the Seller has the exclusive sales rights);

(ii)	Supplier Parts classified as Repairable Line Maintenance Parts (as defined in SPEC 2000);

(iii)	Supplier Parts classified as Expendable Line Maintenance Parts (as defined in SPEC 2000);

(iv)	Seller and/or Supplier ground support equipment and specific-to-type tools.

1.2.2	Propulsion Systems, engine exchange kits, their accessories and parts, including associated parts, are not covered under this Exhibit “H” and shall be subject to direct agreements between the Buyer and the relevant Propulsion System Manufacturer.

1.3	Term

During a period commencing on the date hereof and continuing as long as at least **** aircraft of the model of the Aircraft are operated in commercial air transport service, of which at least ****is operated by the Buyer (the “Term”), the Seller shall maintain, or cause to be maintained, a reasonable stock of Seller Parts.

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit H, ref CLC-CT 1404183

December 2014

EXHIBIT “H”

The Seller shall use its reasonable efforts to obtain a similar service from all Suppliers of Supplier Parts as set forth under Articles 1.2.1 (ii) and (iii) and which were originally installed on the Aircraft at Delivery.

1.4	Airbus Material Center

1.4.1	The Seller has established its material headquarters in Hamburg, Germany (the “Airbus Material Center”) and shall, during the Term, maintain, or have maintained on its behalf, a central store of Seller Parts.

1.4.2	The Airbus Material Center is operated twenty-four (24) hours per day, seven (7) days per week.

1.4.3	For efficient and prompt deliveries, the Seller and its Affiliates operate a global network of regional satellite stores (“Regional Satellite Stores”).

The Seller reserves the right to effect deliveries from the Airbus Material Center, from any of the Regional Satellite Stores or from any other production or Supplier’s facilities.

1.5	Customer Order Desk

The Seller operates a “Customer Order Desk”, the main functions of which are:

(i)	Management of order entries for all priorities, including Aircraft On Ground (“AOG”);

(ii)	Management of order changes and cancellations;

(iii)	Administration of Buyer’s routing instructions;

(iv)	Management of Material returns;

(v)	Clarification of delivery discrepancies;

(vi)	Issuance of credit and debit notes.

The Buyer hereby agrees to communicate its orders for Material to the Customer Order Desk either in electronic format (SPEC 2000) or via the Internet.

1.6	Material and Logistics Support Representative

The Seller shall assign one (1) material and logistics support representative based at the Airbus Material Center to assist with, and coordinate, material support matters between the Seller and the Buyer during the Term.

1.7	Agreements of the Buyer

1.7.1	During the Term, the Buyer agrees to purchase from the Seller or its licensee(s) the Seller Parts required for the Buyer’s own needs.

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit H, ref CLC-CT 1404183

December 2014

EXHIBIT “H”

1.7.2	Notwithstanding the foregoing, the Buyer may resort to the stocks of Seller Parts of other operators of the same aircraft type or model or purchase Seller Parts from said operators or from distributors, provided said Seller Parts were originally designed by the Seller and manufactured by the Seller or its licensees.

1.7.3	Without prejudice to Articles 1.7.1 and 1.7.2, the Buyer may (subject to the express further agreement of the Seller in relation to Article 1.7.3 (ii) below) manufacture, exclusively for its own use and without paying any license fee to the Seller, parts equivalent to Seller Parts subject to the existence of one of the following circumstances:

(i)	after expiration of the Term, the concerned Seller Parts are out of stock;

(ii)	Seller Parts are needed to perform confirmed AOG repairs upon any Aircraft delivered under the Agreement and are not available from the Seller, its licensees or other approved sources within a lead time shorter than or equal to the time in which the Buyer can manufacture such parts;

(iii)	when a Seller Part is identified as “Local Manufacture” in the Illustrated Parts Catalog (IPC).

1.7.4.1	The rights granted to the Buyer in Article 1.7.3 shall not in any way be construed as a license, nor shall they in any way obligate the Buyer to pay any license fee or royalty, nor shall they in any way be construed to affect the rights of third parties.

1.7.4.2	Furthermore, in the event of the Buyer manufacturing any parts, subject to and in accordance with the provisions of Article 1.7.3, such manufacturing and any use made of the manufactured parts shall be under the sole liability of the Buyer and the right given by the Seller under such Article 1.7.3 shall not be construed as express or implicit approval howsoever either of the Buyer in its capacity of manufacturer of such parts or of the manufactured parts.

It shall further be the Buyer’s sole responsibility to ensure that such manufacturing is performed in accordance with the relevant procedures and Aviation Authority requirements.

THE SELLER SHALL NOT BE LIABLE FOR, AND THE BUYER SHALL INDEMNIFY THE SELLER AGAINST, ANY CLAIMS FROM ANY THIRD PARTIES FOR LOSSES DUE TO ANY DEFECT OR NON-CONFORMITY OF ANY KIND, ARISING OUT OF OR IN CONNECTION WITH ANY MANUFACTURING OF ANY PART UNDERTAKEN BY THE BUYER UNDER ARTICLE 1.7.3 OR ANY OTHER ACTIONS UNDERTAKEN BY THE BUYER UNDER THIS EXHIBIT “H”, WHETHER SUCH CLAIM IS ASSERTED IN CONTRACT OR IN TORT, OR IS PREMISED ON ALLEGED, ACTUAL, IMPUTED, ORDINARY OR INTENTIONAL ACTS OR OMISSIONS OF THE BUYER.

1.7.4.3	The Buyer shall allocate its own part number to any part manufactured in accordance with Article 1.7.3 above. The Buyer shall under no circumstances be allowed to use, the Airbus part number of the Seller Part to which such manufactured part is equivalent.

1.7.4.4	Notwithstanding any right provided to the Buyer under Article 1.7.3, the Buyer shall not be entitled to sell or loan any part manufactured under the provisions of Article 1.7.3 to any third party.

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit H, ref CLC-CT 1404183

December 2014

EXHIBIT “H”

2.	INITIAL PROVISIONING

2.1	Period

The initial provisioning period commences with the Pre-Provisioning Meeting, as defined in Article 2.2.1 below, and expires on the **** day after Delivery of the last Aircraft firmly ordered under the Agreement (“Initial Provisioning Period”).

2.2	Pre-Provisioning Meeting

2.2.1	The Seller shall organize a pre-provisioning meeting (the “Pre-Provisioning Meeting”) at the Airbus Material Center, or any other location as may be mutually agreed upon, for the purpose of defining an acceptable schedule and working procedure for the preparation of the initial issue of the Provisioning Data and the Initial Provisioning Conference referred to in Articles 2.3 and 2.4 below.

During the Pre-Provisioning Meeting, the Seller shall familiarize the Buyer with the provisioning processes, methods and formulae of calculation and documentation.

2.2.2	The Pre-Provisioning Meeting shall take place no later than ****prior to Scheduled Delivery Month of the first Aircraft. The date of the meeting shall be mutually agreed upon, allowing a minimum preparation time of ****for the initial Provisioning Conference.

2.3	Initial Provisioning Conference

The Seller shall organize an initial provisioning conference at the Airbus Material Center (the “Initial Provisioning Conference”), the purpose of which shall be to define the agreed material scope and working procedures to accomplish the initial provisioning of Material (hereinafter “Initial Provisioning”).

Such Initial Provisioning Conference shall take place at the earliest ****after Aircraft Manufacturer Serial Number allocation or Contractual Definition Freeze, whichever occurs last and latest ****before the Scheduled Delivery Month of the first Aircraft.

2.4	Provisioning Data

2.4.1	Provisioning data generally in accordance with SPEC 2000, Chapter 1, for Material defined in Articles 1.2.1 (i) through 1.2.1 (iii) (“Provisioning Data”) shall be supplied by the Seller to the Buyer in English language, in a format and timeframe to be mutually agreed upon during the Pre-Provisioning Meeting.

2.4.1.1	Unless a longer revision cycle has been mutually agreed upon, the Provisioning Data shall be revised every ****up to the end of the Initial Provisioning Period.

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit H, ref CLC-CT 1404183

December 2014

EXHIBIT “H”

2.4.1.2	The Seller shall ensure that Provisioning Data is provided to the Buyer in due time to give the Buyer sufficient time to perform any necessary evaluation and allow the on-time delivery of any ordered Material.

2.4.1.3	Provisioning Data generated by the Seller and supplied to the Buyer shall comply with the configuration of the Aircraft as documented ****before the date of issue.

This provision shall not cover:

(i)	Buyer modifications not known to the Seller,

(ii)	other modifications not approved by the Seller’s Aviation Authorities.

2.4.2	Supplier-Supplied Data

Provisioning Data corresponding to Supplier Parts (both initial issue and revisions) shall be transmitted to the Buyer either through the Seller and/or the corresponding Supplier; it is however agreed and understood by the Buyer that the Seller shall not be responsible for the substance, accuracy and/or quality of such data. Such Provisioning Data shall be provided in either SPEC 2000 format or any other mutually agreed format. The Buyer shall specify in writing to the Seller the requested Provisioning Data format at the time of the Initial Provisioning Conference.

2.4.3	Supplementary Data

The Seller shall provide the Buyer with data supplementary to the Provisioning Data. This shall include local manufacture tables, ground support equipment, specific-to-type tools and a pool item candidate list.

2.5	Commercial Offer

Upon the Buyer’s request, the Seller shall submit a commercial offer for Material mutually agreed as being Initial Provisioning Material.

2.6	Delivery of Initial Provisioning Material

2.6.1	During the Initial Provisioning Period, Initial Provisioning Material shall conform to the latest known configuration standard of the Aircraft for which such Material is intended and to the Provisioning Data transmitted by the Seller.

2.6.2	The delivery of Initial Provisioning Material shall take place according to the conditions specified in the commercial offer mentioned in Article 2.5 above.

2.7	Buy-Back Period and Buy-Back of Initial Provisioning Surplus Material

a)	The “Buy-Back Period” is defined as the period starting ****after and ending **** after Delivery of the first Aircraft to the Buyer.

b)	At any time during the Buy-Back Period, the Buyer shall have the right to return to the Seller solely Seller Parts as per Article 1.2.1 (i) or Supplier Parts as per Article 1.2.1(ii), subject to the Buyer providing sufficient evidence that such Material fulfils the conditions defined hereunder.

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit H, ref CLC-CT 1404183

December 2014

EXHIBIT “H”

c)	Material as set forth in Article b) above shall be eligible for Buy-Back provided:

i)	The Material is unused and undamaged and is accompanied by the Seller’s original documentation (tag, certificates);

ii)	The Seller provided the Buyer with an Initial Provisioning recommendation for such Material at the time of the Initial Provisioning Conference based upon a maximum protection level of ****and a maximum transit time of ****;

iii)	The quantity procured by the Buyer was not in excess of the provisioning quantities recommended by the Seller;

iv)	The Material was purchased for Initial Provisioning purposes by the Buyer directly from the Seller;

v)	The Material ordered by the Buyer is identified as an Initial Provisioning order and was placed on routine, and not expedite, basis;

vi)	The Material and its components have at least ****percent (****%) shelf life remaining when returned;

vii)	The Material is returned to the Seller by the Buyer and has effectively been received and accepted by the Seller before the end of the Buy-Back Period.

****

e)	In the event of the Buyer electing to procure Material in excess of the Seller’s recommendation, the Buyer shall notify the Seller thereof in writing, with due reference to the present Article 2.7. The Seller’s acknowledgement and agreement in writing shall be necessary before any Material in excess of the Seller’s Initial Provisioning recommendation shall be considered for Buy-Back.

****

g) Transportation costs for the agreed return of Material under this Article 2.7 shall be borne ****.

3.	OTHER MATERIAL SUPPORT

3.1	Replenishment and Delivery

3.1.1	General

For the purpose of clarification, it is expressly stated that the provisions of Article 3.1.2 do not apply to Initial Provisioning Material and Provisioning Data as described in Article 2.

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit H, ref CLC-CT 1404183

December 2014

EXHIBIT “H”

3.1.2	Lead times

In general, lead times shall be in accordance with the provisions of the latest edition of the “World Airlines and Suppliers Guide”.

3.1.2.1	Seller Parts as per Article 1.2.1 (i) shall be dispatched within the lead times published by the Seller.

Lead times for Seller Parts as per Article 1.2.1 (i), which are not published by the Seller, shall be quoted upon request.

3.12.2	Material defined in Articles 1.2.1 (ii) through 1.2.1 (iv) can be dispatched within the Supplier’s lead time augmented by the Seller’s own order and delivery administration time.

3.1.3	Expedite Service

The Seller shall provide a twenty-four (24) hours a day / seven (7) days a week expedite service to provide for the supply of critically required parts (the “Expedite Service”).

3.1.3.1	The Expedite Service is operated in accordance with the “World Airlines and Suppliers Guide” and the Seller shall notify the Buyer of the action taken to satisfy an expedite order received from the Buyer within:

(i)	****after receipt of an AOG order;

(ii)	****after receipt of a critical order (imminent AOG or work stoppage);

(iii)	**** after receipt of an expedite order (urgent stock replenishment).

3.1.3.2	In exceptional AOG circumstances, should the Buyer be unable to send a written order for reasons beyond his control, the Seller may deliver the Material after a telephone call, provided a purchase order is sent to the Seller by the end of the next Business Day. Should the Buyer fail to send such purchase order, the Seller reserves the right to refuse any subsequent purchase orders without receipt of a firm written purchase order.

3.1.4	Shortages, Overshipments, Non-Conformity in Orders

3.1.4.1	The Buyer shall, within **** after delivery of Material pursuant to a purchase order, advise the Seller:

(i)	of any alleged shortages or overshipments;

(ii)	of any non-conformities of delivered Material.

In the event of the Buyer not having advised the Seller of any such alleged shortages, overshipments or non-conformities within the above-defined period, the Buyer shall be deemed to have accepted the delivery.

3.1.4.2	In the event of the Buyer reporting an overshipment or non-conformity to the order within the period defined in Article 3.1.4.1 the Seller shall, if the Seller recognizes such overshipment or non-conformity, either replace the concerned Material or credit the Buyer for the returned Material, if the Buyer chooses to return the Material subject of an overshipment or non-conformity. In such case, reasonable transportation costs shall be borne by the ****.

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit H, ref CLC-CT 1404183

December 2014

EXHIBIT “H”

3.1.5	Delivery Terms

Material shall be delivered to the Buyer as follows:

(i)	Free Carrier (FCA) Airbus Material Center;

(ii)	Free Carrier (FCA) Seller’s Regional Satellite Stores;

(iii)	Free Carrier (FCA) Seller’s or Supplier’s facility for deliveries from any other Seller or Supplier facilities.

The term Free Carrier (FCA) is as defined in the Incoterms 2010 publication issued by the International Chamber of Commerce.

3.1.6	Packaging

All Material shall be packaged in accordance with ATA 300 Specification.

3.1.7	Cessation of Deliveries

The Seiler reserves the right to restrict, stop or otherwise suspend deliveries if the Buyer fails to meet its obligations defined in Articles 5.2 through 5.3.

3.2	Seller Parts Leasing

The Seller offers the Buyer the option to lease certain Seller Parts as listed in the Customer Services Catalog. The terms and conditions applicable to such service shall be as set forth in the then current Customer Services Catalog.

3.3	Tools and Ground Support Equipment

The Seller offers for sale and/or loan a range of ground support equipment and specific-to-type tools, as defined in 1.2.1 (iv).

The terms and conditions applicable to such service shall be as set forth in the then current Customer Services Catalog.

3.4	Seller Parts Repair

The Seller may offer the Buyer a service whereby the Seller would manage the repair of Seller Parts as defined in Article 1.2.1 (i).

The terms and conditions applicable to such service shall be as set forth in the then current Customer Services Catalog.

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit H, ref CLC-CT 1404183

December 2014

EXHIBIT “H”

4	WARRANTIES

4.1	Seller Parts

Subject to the limitations and conditions as hereinafter provided, the Seller warrants to the Buyer that all Seller Parts as per Article 1.2.1 (i) shall at delivery to the Buyer:

(i)	be free from defects in material.

(ii)	be free from defects in workmanship, including without limitation processes of manufacture.

(iii)	be free from defects arising from failure to conform to the applicable specification for such part.

4.1.1	Warranty Period

4.1.1.1	The warranty period for Seller Parts is **** for new Seller Parts and **** for used Seller Parts from delivery of such parts to the Buyer.

4.1.1.2	Whenever any Seller Part, which contains a defect for which the Seller is liable under Clause 4.1, has been corrected, replaced or repaired pursuant to the terms of this Clause 4.1, the period of the Seller’s warranty with respect to such corrected, repaired or replacement Seller Part, whichever the case may be, shall be the remaining portion of the original warranty period or ****, whichever is longer.

4.1.2	Buyer’s Remedy and Seller’s Obligation

The Buyer’s remedy and Seller’s obligation and liability under this Article 4.1 are limited to ****.

****

The provisions of Clauses 12.1.5 through 12.1.11 of the Agreement shall apply to this Article 4.1 of this Exhibit “H”.

4.2	Supplier Parts

With respect to Supplier Parts to be delivered to the Buyer under this Exhibit “H”, the Seller agrees to transfer to the Buyer the benefit of any warranties, which the Seller may have obtained from the corresponding Suppliers and the Buyer hereby agrees that it shall accept the same.

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit H, ref CLC-CT 1404183

December 2014

EXHIBIT “H”

4.3	Waiver, Release and Renunciation

THE WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER (AS DEFINED HEREIN FOR THE PURPOSES OF THIS EXHIBIT H) AND REMEDIES OF THE BUYER SET FORTH IN THIS ARTICLE 4 OR ELSEWHERE IN THIS AGREEMENT ARE EXCLUSIVE AND IN SUBSTITUTION FOR, AND THE BUYER HEREBY WAIVES, RELEASES AND RENOUNCES ALL OTHER WARRANTIES, OBLIGATIONS AND LIABILITIES OF THE SELLER AND RIGHTS, CLAIMS AND REMEDIES OF THE BUYER AGAINST THE SELLER, EXPRESS OR IMPLIED, ARISING BY LAW, CONTRACT OR OTHERWISE, WITH RESPECT TO ANY NON-CONFORMITY OR DEFECT OF ANY KIND, IN ANY MATERIAL, LEASED PART AND/OR SERVICES DELIVERED UNDER THIS AGREEMENT, INCLUDING BUT NOT LIMITED TO:

A.	ANY WARRANTY AGAINST HIDDEN DEFECTS;

B.	ANY IMPLIED WARRANTY OF MERCHANTABILITY OR FITNESS;

C.	ANY IMPLIED WARRANTY ARISING FROM COURSE OF PERFORMANCE, COURSE OF DEALING OR USAGE OR TRADE;

D.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM OR REMEDY, WHETHER IN CONTRACT OR IN TORT, WHETHER OR NOT ARISING FROM THE SELLER’S NEGLIGENCE, ACTUAL OR IMPUTED; AND

E.	ANY OBLIGATION, LIABILITY, RIGHT, CLAIM, OR REMEDY FOR LOSS OF OR DAMAGE TO ANY AIRCRAFT, COMPONENT, EQUIPMENT, ACCESSORY, PART, MATERIAL, LEASED PART, SOFTWARE, DATA OR SERVICES DELIVERED UNDER THIS AGREEMENT, FOR LOSS OF USE, REVENUE OR PROFIT, OR FOR ANY OTHER DIRECT, INCIDENTAL OR CONSEQUENTIAL DAMAGES;

PROVIDED THAT IN THE EVENT THAT ANY OF THE AFORESAID PROVISIONS SHOULD FOR ANY REASON BE HELD UNLAWFUL OR OTHERWISE INEFFECTIVE THE REMAINDER OF THIS AGREEMENT SHALL REMAIN IN FULL FORCE AND EFFECT.

FOR THE PURPOSES OF THIS ARTICLE 4.3, THE “SELLER” SHALL BE UNDERSTOOD TO INCLUDE THE SELLER, ANY OF ITS SUPPLIERS AND SUBCONTRACTORS AND ITS AFFILIATES.

5.	COMMERCIAL CONDITIONS

5.1	Price

5.1.1	All Material prices shall be quoted in accordance with the delivery terms set forth under Article 3.1.5.

5.1.2	Notwithstanding the provisions of Article 2.5, all prices shall be the Seller’s sales prices valid on the date of receipt of the order (subject to reasonable quantities and delivery time) and shall be expressed in US Dollars.

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit H, ref CLC-CT 1404183

December 2014

EXHIBIT “H”

5.1.3	The prices of Seller Parts shall be as set forth in the then current Seller’s Spare Parts Price Catalog and shall be firm for each calendar year. The Seller however reserves the right to revise the prices of said Seller Parts during the course of the calendar year in case of any of the following:

(i)	significant revision in the manufacturing costs and purchase price of materials;

(ii)	significant variation of exchange rates;

(iii)	significant error in the estimation or expression of any price.

5.1.4	The Seller’s prices for all other Material shall be the prices published by the Seller on the date of receipt of the order.

Prices that are not published by the Seller shall be quoted upon request.

The Seller however reserves the right to revise the prices for all other Material in case of any significant error in the estimation or expression of any price.

5.2	Payment Procedures and Conditions

All payment under this Exhibit “H” shall be made in accordance with the terms and conditions set forth in the then current Customer Services Catalog.

5.3	Title

With the exception of Material to be supplied under Article 3.2 above, title to any Material purchased under this Exhibit “H” shall remain with the Seller until full payment of the invoices and interest thereon, if any, has been received by the Seller.

The Buyer hereby undertakes that Material, title to which has not passed to the Buyer, shall be kept free from any debenture or mortgage or any similar charge or claim in favour of any third party.

6.	EXCUSABLE DELAY

Clauses 10.1 and 10.2 of the Agreement shall apply, mutatis mutandis, to all Material support and services provided under this Exhibit “H”.

7.	TERMINATION OF MATERIAL PROCUREMENT COMMITMENTS

7.1	In the event of the Agreement being terminated with respect to any Aircraft due to causes provided for in Clauses 10, 11 or 20 of the Agreement, such termination may also affect the terms of this Exhibit H to the extent set forth in Article 7.2 below.

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit H, ref CLC-CT 1404183

December 2014

EXHIBIT “H”

7.2	Any termination under Clauses 10, 11 or 20 of the Agreement shall discharge the parties of all obligations and liabilities hereunder with respect to undelivered spare parts, services, data or other items to be purchased hereunder and which are applicable to those Aircraft for which the Agreement has been terminated. Unused Material in excess of the Buyer’s requirements due to such Aircraft cancellation may be repurchased by the Seller, at the Seller’s option, as provided for in Article 2.7.

8.	INCONSISTENCY

In the event of any inconsistency between this Exhibit “H” and the Customer Services Catalog or any order placed by the Buyer, this Exhibit “H” shall prevail to the extent of such inconsistency.

Execution Version

Avolon A330neo – Purchase Agreement - Exhibit H, ref CLC-CT 1404183

December 2014

EXHIBIT I

EXHIBIT I

LICENSES AND ON LINE SERVICES

Part 1	END-USER LICENSE AGREEMENT FOR AIRBUS SOFTWARE

Part 2	GENERAL TERMS AND CONDITIONS OF ACCESS TO AND USE OF AIRBUSWORLD

Part 3	END-USER SUBLICENSE AGREEMENT FOR SUPPLIER SOFTWARE

THE PROVISIONS OF EXHIBIT I, PARTS 1, 2 AND 3 OF THE A320 PURCHASE AGREEMENT OF DECEMBER 2010 BETWEEN THE SELLER AND THE BUYER SHALL APPLY MUTATIS MUTANDIS TO THIS AGREEMENT.

Execution Version Avolon A330neo – Purchase Agreement - Exhibit I, ref CLC-CT 1404183
December 2014

LETTER AGREEMENT N° 1

AVOLON AEROSPACE LEASING LIMITED

The Oval, Building 1,

Shelbourne Rd,

Ballsbridge Dublin 4,

Ireland

Subject : ****

AVOLON AEROSPACE LEASING LIMITED, a company incorporated and existing under laws of Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Road, Ballsbridge Dublin 4, Ireland (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of the Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

Execution Version AVOLON A330neo Purchase Agreement		Letter Agreement N°1
December 2014 – ref CLC-CT 1404183	Page 1/5

LETTER AGREEMENT N° 1

1.

****

2.	****

3.	****

4.	****

Execution Version AVOLON A330neo Purchase Agreement		Letter Agreement N°1
December 2014 – ref CLC-CT 1404183	Page 2/5

LETTER AGREEMENT N° 1

5.	****

Execution Version AVOLON A330neo Purchase Agreement		Letter Agreement N°1
December 2014 – ref CLC-CT 1404183	Page 3/5

LETTER AGREEMENT N° 1

6.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, unless otherwise agreed in writing between the Parties, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

7.	Confidentiality

The provisions of Clause 22.12 of the Agreement shall be incorporated in this Letter Agreement as if the same where set out herein mutatis mutandis.

8.	Law and jurisdiction

This Letter Agreement Nº1 shall be governed by English law and clause 22.4 of the Agreement shall apply to this Letter Agreement Nº1 as if set out herein in full (with all necessary changes).

9.	Counterparts

This Letter Agreement Nº1 may be signed by the parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

Execution Version AVOLON A330neo Purchase Agreement		Letter Agreement N°1
December 2014 – ref CLC-CT 1404183	Page 4/5

LETTER AGREEMENT N° 1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVOLON AEROSPACE LEASING LIMITED		AIRBUS S.A.S.

By:	/s/ John Higgins	By:	/s/ Christophe Mourey

Its:	Director	Its:	Senior Vice President Contracts

Date:	23 December 2014	Date:	23 December 2014

Execution Version AVOLON A330neo Purchase Agreement		Letter Agreement N°1
December 2014 – ref CLC-CT 1404183	Page 5/5

LETTER AGREEMENT N° 2

AVOLON AEROSPACE LEASING LIMITED

The Oval, Building 1,

Shelbourne Road,

Ballsbridge Dublin 4,

Ireland

Subject: ****

AVOLON AEROSPACE LEASING LIMITED, a company incorporated and existing under laws of Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Road, Ballsbridge Dublin 4, Ireland (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of the Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

Execution Version AVOLON – A330neo – Purchase Agreement—Letter Agreement N°2, ref CLC-CT 1404183
December 2014	Page 1 of 4

LETTER AGREEMENT N° 2

1.	****

2.	****

3.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, unless otherwise agreed in writing between the Parties, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

Execution Version AVOLON – A330neo – Purchase Agreement - Letter Agreement N°2, ref CLC-CT 1404183
December 2014	Page 2 of 4

LETTER AGREEMENT N° 2

4.	Confidentiality

The provisions of Clause 22.12 of the Agreement shall be incorporated in this Letter Agreement as if the same where set out herein mutatis mutandis.

5.	Law and jurisdiction

This Letter Agreement Nº2 shall be governed by English law and clause 22.4 of the Agreement shall apply to this Letter Agreement Nº2 as if set out herein in full (with all necessary changes).

6.	Counterparts

This Letter Agreement Nº2 may be signed by the parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

Execution Version AVOLON – A330neo – Purchase Agreement - Letter Agreement N°2, ref CLC-CT 1404183
December 2014	Page 3 of 4

LETTER AGREEMENT N° 2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°2 to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVOLON AEROSPACE LEASING LIMITED		AIRBUS S.A.S.

By:	/s/ John Higgins	By:	/s/ Christophe Mourey

Its:	Director	Its:	Senior Vice President Contracts

Date:	23 December 2014	Date:	23 December 2014

Execution Version AVOLON – A330neo – Purchase Agreement - Letter Agreement N°2, ref CLC-CT 1404183
December 2014	Page 4 of 4

LETTER AGREEMENT N°3

AVOLON AEROSPACE LEASING LIMITED

The Oval, Building 1,

Shelbourne Road,

Ballsbridge Dublin 4,

Ireland

Subject: ****

AVOLON AEROSPACE LEASING LIMITED, a company incorporated and existing under laws of Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Road, Ballsbridge Dublin 4, Ireland (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of the Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

Execution Version AVOLON A330neo Purchase Agreement - Letter Agreement N°3, ref CLC-CT 1404183
December 2014	Page 1/7

LETTER AGREEMENT N°3

1.	****

2.	****

3.	****

4.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, unless otherwise agreed in writing between the Parties, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

5.	Confidentiality

The provisions of Clause 22.12 of the Agreement shall be incorporated in this Letter Agreement as if the same where set out herein mutatis mutandis.

6.	Law and jurisdiction

This Letter Agreement Nº3 shall be governed by English law and clause 22.4 of the Agreement shall apply to this Letter Agreement Nº3 as if set out herein in full (with all necessary changes).

Execution Version AVOLON A330neo Purchase Agreement - Letter Agreement N°3, ref CLC-CT 1404183
December 2014	Page 2/7

LETTER AGREEMENT N°3

6.	Counterparts

This Letter Agreement Nº3 may be signed by the parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

Execution Version AVOLON A330neo Purchase Agreement - Letter Agreement N°3, ref CLC-CT 1404183
December 2014	Page 3/7

LETTER AGREEMENT N°3

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVOLON AEROSPACE LEASING LIMITED		AIRBUS S.A.S.

By:	/s/ John Higgins	By:	/s/ Christophe Mourey

Its:	Director	Its:	Senior Vice President Contracts

Date:	23 December 2014		Date:	23 December 2014

Execution Version AVOLON A330neo Purchase Agreement - Letter Agreement N°3, ref CLC-CT 1404183
December 2014	Page 4/7

LETTER AGREEMENT N°3

APPENDIX 1

AIRBUS SWAPPING MATRIX

Execution Version AVOLON A330neo Purchase Agreement - Letter Agreement N°3, ref CLC-CT 1404183
December 2014	Page 5/7

LETTER AGREEMENT N°3

****	****	****
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****	****	****
****		****
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****		****
****		****
****		****

Execution Version AVOLON A330neo Purchase Agreement - Letter Agreement N°3, ref CLC-CT 1404183
December 2014	Page 6/7

LETTER AGREEMENT N°3

****

****

****

Execution Version AVOLON A330neo Purchase Agreement - Letter Agreement N°3, ref CLC-CT 1404183
December 2014	Page 7/7

LETTER AGREEMENT N° 4 - 1

AVOLON AEROSPACE LEASING LIMITED

The Oval, Building 1,

Shelbourne Road,

Ballsbridge, Dublin 4,

Ireland

Subject: ****

AVOLON AEROSPACE LEASING LIMITED, a company incorporated and existing under the laws of the Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Road, Ballsbridge Dublin 4, Ireland (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

Execution Version Avolon – A330-800neo – Purchase Agreement - Letter Agreement 4-, ref CLC-CT 1404183
December 2014	Page 1/7

LETTER AGREEMENT N° 4 - 1

1	****

2	****

Execution Version Avolon – A330-800neo – Purchase Agreement - Letter Agreement 4-, ref CLC-CT 1404183
December 2014	Page 2/7

LETTER AGREEMENT N° 4 - 1

3.	****

4.	****

5.	****

6.	****

7.	****

8.	****

9.	****

Execution Version Avolon – A330-800neo – Purchase Agreement - Letter Agreement 4-, ref CLC-CT 1404183
December 2014	Page 3/7

LETTER AGREEMENT N° 4 - 1

10.	CONFIDENTIALITY

The provisions of Clause 22.12 of the Agreement shall be incorporated in this Letter Agreement as if the same where set out herein mutatis mutandis.

11.	LAW AND JURISDICTION

This Letter Agreement Nº4 - 1 shall be governed by English law and clause 22.4 of the Agreement shall apply to this Letter Agreement Nº4 - 1 as if set out herein in full (with all necessary changes).

Execution Version Avolon – A330-800neo – Purchase Agreement - Letter Agreement 4-, ref CLC-CT 1404183
December 2014	Page 4/7

LETTER AGREEMENT N° 4 - 1

12.	COUNTERPARTS

This Letter Agreement Nº4 - 1 may be signed by the parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

Execution Version Avolon – A330-800neo – Purchase Agreement - Letter Agreement 4-, ref CLC-CT 1404183
December 2014	Page 5/7

LETTER AGREEMENT N° 4 - 1

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted		Agreed and Accepted

For and on behalf of		For and on behalf of

AVOLON AEROSPACE LEASING LIMITED		AIRBUS S.A.S.

By:	/s/ John Higgins	By:	/s/ Christophe Mourey

Its:	Director	Its:	Senior Vice President Contracts

Date:	23 December 2014	Date:	23 December 2014

Execution Version Avolon – A330-800neo – Purchase Agreement - Letter Agreement 4-, ref CLC-CT 1404183
December 2014	Page 6/7

LETTER AGREEMENT N° 4 - 1

****
****
****

****	****

Customer’s Changes

****	****
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Execution Version Avolon – A330-800neo – Purchase Agreement - Letter Agreement 4-, ref CLC-CT 1404183
December 2014	Page 7/7

LETTER AGREEMENT N° 4 - 2

AVOLON AEROSPACE LEASING LIMITED

The Oval, Building 1,

Shelbourne Road,

Ballsbridge Dublin 4,

Ireland

Subject: ****

AVOLON AEROSPACE LEASING LIMITED a company incorporated and existing under the laws of the Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Road, Ballsbridge Dublin 4, Ireland (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330neo Aircraft as described in the Agreement Capitalized terms used herein and not otherwise herein defined shall have the meaning assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral non-severable part of the said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

Execution Version Avolon – A330-900neo – Purchase Agreement - Letter Agreement 4-2, ref CLC-CT 1404183
December 2014	Page 1/6

LETTER AGREEMENT N° 4 - 2

1	****

2	****

3	****

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6	****

7	****

8	****

Execution Version Avolon – A330-900neo – Purchase Agreement - Letter Agreement 4-2, ref CLC-CT 1404183
December 2014	Page 2/6

LETTER AGREEMENT N° 4 - 2

9.	ASSIGNMENT

****

10.	CONFIDENTIALITY

The provisions of Clause 22.12 of the Agreement shall be incorporated in this Letter Agreement as if the same where set out herein mutatis mutandis.

11.	LAW AND JURISDICTION

This Letter Agreement Nº4 - 2 shall be governed by English law and clause 22.4 of the Agreement shall apply to this Letter Agreement Nº4 - 2 as if set out herein in full (with all necessary changes).

Execution Version Avolon – A330-900neo – Purchase Agreement - Letter Agreement 4-2, ref CLC-CT 1404183
December 2014	Page 3/6

LETTER AGREEMENT N° 4 - 2

12.	COUNTERPARTS

This Letter Agreement Nº4 - 2 may be signed by the parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

Execution Version Avolon – A330-900neo – Purchase Agreement - Letter Agreement 4-2, ref CLC-CT 1404183
December 2014	Page 4/6

LETTER AGREEMENT N° 4 - 2

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and Accepted			Agreed and Accepted

For and on behalf of			For and on behalf of

AVOLON AEROSPACE LEASING LIMITED			AIRBUS S.A.S.

By:	/s/ John Higgins	By:	/s/ Christophe Mourey

Its:	Director	Its:	Senior Vice President Contracts

Date:	23 December 2014	Date:	23 December 2014

Execution Version Avolon – A330-900neo – Purchase Agreement - Letter Agreement 4-2, ref CLC-CT 1404183
December 2014	Page 5/6

LETTER AGREEMENT N° 4 - 2

****

Execution Version Avolon – A330-900neo – Purchase Agreement - Letter Agreement 4-2, ref CLC-CT 1404183
December 2014	Page 6/6

LETTER AGREEMENT N°5

Subject: ****

AVOLON AEROSPACE LEASING LIMITED, (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated 23 December 2014 which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, non-severable part of said Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

****

****

****

****

Execution Version

AVOLON – A330neo Purchase Agreement - Letter Agreement N°5, ref CLC-CT 1404183

December 2014

LETTER AGREEMENT N°5

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement to the Seller.

Agreed and accepted,		Agreed and accepted,

For and on behalf of		For and on behalf of

AVOLON AEROSPACE LEASING LIMITED		AIRBUS S.A.S.

By:	/s/ John Higgins	By:	/s/ Christophe Mourey

Its:	Director	Its:	Senior Vice President Contracts

Date:	23 December 2014	Date:	23 December 2014

Execution Version

AVOLON – A330neo Purchase Agreement - Letter Agreement N°5, ref CLC-CT 1404183

December 2014

LETTER AGREEMENT N°5

****

1	****

2

****

3	****

4	****

5	****

Execution Version

AVOLON – A330neo Purchase Agreement - Letter Agreement N°5, ref CLC-CT 1404183

December 2014

LETTER AGREEMENT N°5

6	****

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9	****

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Execution Version

AVOLON – A330neo Purchase Agreement - Letter Agreement N°5, ref CLC-CT 1404183

December 2014

LETTER AGREEMENT N°5

****

10	****

11	Miscellaneous

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Execution Version

AVOLON – A330neo Purchase Agreement - Letter Agreement N°5, ref CLC-CT 1404183

December 2014

LETTER AGREEMENT N°5

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Execution Version

AVOLON – A330neo Purchase Agreement - Letter Agreement N°5, ref CLC-CT 1404183

December 2014

LETTER AGREEMENT N° 6

AVOLON AEROSPACE LEASING LIMITED

The Oval, Building 1,

Shelbourne Road,

Ballsbridge Dublin 4,

Ireland

Subject: ****

AVOLON AEROSPACE LEASING LIMITED, a company incorporated and existing under laws of Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Road, Ballsbridge Dublin 4, Ireland (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a Purchase Agreement (the “Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement N°6 shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement N°6, upon execution thereof, shall constitute an integral, nonseverable part of the Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement N°6.

Execution Version AVOLON – A330neo Purchase Agreement	Letter Agreement N°6
December 2014 ref CLC-CT1404183	Page 1 of 4

LETTER AGREEMENT N° 6

1.	****

2.	****

3.	****

4.	****

5.	****

6.	****

7.	****

Execution Version AVOLON – A330neo Purchase Agreement	Letter Agreement N°6
December 2014 ref CLC-CT1404183	Page 2 of 4

LETTER AGREEMENT N° 6

8.	Assignment

Notwithstanding any other provision of this Letter Agreement or of the Agreement, unless otherwise agreed in writing between the Parties, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this Clause shall be void and of no force or effect.

Execution Version AVOLON – A330neo Purchase Agreement	Letter Agreement N°6
December 2014 ref CLC-CT1404183	Page 3 of 4

LETTER AGREEMENT N° 6

9.	Confidentiality

The provisions of Clause 22.12 of the Agreement shall be incorporated in this Letter Agreement as if the same where set out herein mutatis mutandis.

10.	Law and jurisdiction

This Letter Agreement Nº6 shall be governed by English law and clause 22.4 of the Agreement shall apply to this Letter Agreement Nº6 as if set out herein in full (with all necessary changes).

11.	Counterparts

This Letter Agreement Nº6 may be signed by the parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°6 to the Seller.

Agreed and accepted,

For and on behalf of

AVOLON AEROSPACE LEASING LIMITED

By:	/s/ John Higgins

Its:	Director

Date:	23 December 2014

Agreed and accepted,

For and on behalf of

AIRBUS S.A.S.

By:	/s/ Christophe Mourey

Its:	Senior Vice President Contracts

Date:	23 December 2014

Execution Version AVOLON – A330neo Purchase Agreement	Letter Agreement N°6
December 2014 ref CLC-CT1404183	Page 4 of 4

LETTER AGREEMENT N°7

AVOLON AEROSPACE LEASING LIMITED

The Oval, Building 1

Shelbourne Road

Ballsbridge Dublin 4

Ireland

Subject: ****

AVOLON AEROSPACE LEASING LIMITED, a company incorporated and existing under laws of Cayman Islands having its principal place of business at The Oval, Building 1, Shelbourne Road, Ballsbridge Dublin 4, Ireland (the “Buyer”) and AIRBUS S.A.S. (the “Seller”) have entered into a purchase agreement (the “Agreement”) dated as of even date herewith which covers the manufacture and the sale by the Seller and the purchase by the Buyer of the A330neo Aircraft as described in the Agreement.

Capitalized terms used herein and not otherwise defined in this Letter Agreement shall have the meanings assigned thereto in the Agreement.

Both parties agree that this Letter Agreement, upon execution thereof, shall constitute an integral, nonseverable part of the Agreement and shall be governed by all its provisions, as such provisions have been specifically amended pursuant to this Letter Agreement.

In the event of any conflict between the terms of this Letter Agreement and the other terms of the Agreement (and any of the exhibits and appendices thereto), the terms of this Letter Agreement shall prevail.

Execution Version AVOLON A330neo Purchase Agreement - Letter Agreement N°7, ref CLC-CT 1404183
December 2014	Page 1/6

LETTER AGREEMENT N°7

1.    ****

2.	****

2.1	****

****

Assignable Farnborough Credit
Year Aircraft delivers	%
****	****
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****	****
****	****
****	****

Execution Version AVOLON A330neo Purchase Agreement - Letter Agreement N°7, ref CLC-CT 1404183
December 2014	Page 2/6

LETTER AGREEMENT N°7

****

2.2	****

3.    ****

5.	****

Execution Version AVOLON A330neo Purchase Agreement - Letter Agreement N°7, ref CLC-CT 1404183
December 2014	Page 3/6

LETTER AGREEMENT N°7

6.    ****

7.	ASSIGNMENT

Notwithstanding any other provision of this Letter Agreement, the Agreement, this Letter Agreement and the rights and obligations of the Buyer herein shall not be assigned or transferred in any manner, and any attempted assignment or transfer in contravention of the provisions of this paragraph shall be void and of no force or effect.

8.	CONFIDENTIALITY

The provisions of Clause 22.12 of the Agreement shall be incorporated in this Letter Agreement as if the same were set out herein mutatis mutandis.

Execution Version AVOLON A330neo Purchase Agreement - Letter Agreement N°7, ref CLC-CT 1404183
December 2014	Page 4/6

LETTER AGREEMENT N°7

9.	LAW AND JURISDICTION

This Letter Agreement shall be governed by English law and clause 22.4 of the Purchase Agreement shall apply to this Letter Agreement as if set out herein in full (with all necessary changes).

10.	COUNTERPARTS

This Letter Agreement may be signed by the parties hereto in separate counterparts, each of which when so signed and delivered will be an original, but all such counterparts will together constitute one and the same instrument.

Execution Version AVOLON A330neo Purchase Agreement - Letter Agreement N°7, ref CLC-CT 1404183
December 2014	Page 5/6

LETTER AGREEMENT N°7

If the foregoing correctly sets forth our understanding, please execute two (2) originals in the space provided below and return one (1) original of this Letter Agreement N°7 to the Seller.

Agreed and accepted,		Agreed and accepted,

For and on behalf of		For and on behalf of

AVOLON AEROSPACE LEASING LIMITED		AIRBUS S.A.S.

By:	/s/ John Higgins	By:	/s/ Christophe Mourey

Its:	Director	Its:	Senior Vice President Contracts

Date:	23 December 2014	Date:	23 December 2014

Execution Version AVOLON A330neo Purchase Agreement - Letter Agreement N°7, ref CLC-CT 1404183
December 2014	Page 6/6